SEMI-ANNUAL REPORT

PRESIDENT'S MESSAGE

Dear Shareholder:

I am pleased to present the Semi-Annual Report to Shareholders of Federated California Municipal Income Fund, a portfolio of Municipal Securities Income Trust. This report covers the first half of the fund's fiscal year, which is the six-month period from September 1, 1998 through February 28, 1999. The report begins with a discussion with the fund's portfolio manager, followed by a complete listing of the fund's holdings and financial statements.

Federated California Municipal Income Fund is a convenient way for tax-sensitive California residents to pursue income that is exempt from federal regular income tax and state income tax./1/ This double tax-free advantage gives investors the opportunity to earn a greater after-tax yield than they could in a comparable high-quality taxable investment.

During the six-month reporting period, the fund paid a monthly dividend stream totaling $0.27 per share for Class A Shares and $0.22 for Class B Shares. The share price decreased slightly from $11.13 to $11.10. As a result, the fund's Class A Shares and Class B Shares achieved six-month total returns of 2.10% and 1.74%, respectively, based on net asset value./2/ The fund's net assets reached $54.8 million at the end of the reporting period.

Thank you for joining other shareholders of Federated California Municipal Income Fund in pursuing monthly, double tax-free investment income. Of course, you have the option of receiving any income from the fund or building your account by reinvesting your dividends and compounding tax free.

Sincerely,

/s/ Richard B. Fisher

Richard B. Fisher
President
April 15, 1999

1 Income may be subject to the federal alternative minimum tax.

2 Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the six-month reporting period based on offering price were (3.41%) for Class A Shares and (3.74%) for Class B Shares.

INVESTMENT REVIEW

What's your review of the municipal bond marketplace over the reporting period?

During the reporting period, there was an imbalance between supply and demand in the municipal bond market. Municipal bond issuance was extremely heavy as a result of low relative interest rates, which gave municipal entities the opportunity to refund existing high coupon debt. In addition, many state and local governments had significant infrastructure development needs. Demand for municipal bonds was impacted by "rate shock" that individual investors experienced when long term yields on municipal bonds were at or below the 5.00% threshold. Demand by institutions, including arbitrageurs, property and casualty insurers and corporations, was relatively mixed with some institutions actually being net sellers over the reporting period.

  Municipal bond insurance continued to be a significant influence on the market. Approximately 59% of the municipal bonds issued in 1998 were guaranteed by one of the mono-line municipal bond insurers, such as MBIA and AMBAC. The prevalence of bond insurance combined with a low nominal interest rate environment allowed credit spreads to remain historically tight. However, particular credit concerns have developed within specific sectors of the municipal market. The hospital sector has shown specific vulnerability as a result of the Medicare reimbursement reductions included in the last federal budget reconciliation bill. The electric utility and public power sectors have also been vulnerable to credit deterioration as a result of the continuing effects of deregulation.

How have California municipal bonds performed over the reporting period?

Generally, credit quality remained strong throughout the state as represented by strong employment growth, additional new business formation and a protracted low inflation environment; the state's budget surplus has eased fiscal pressure at all levels of government. California debt issuance in 1998 increased significantly over 1997 levels, while demand increased modestly. California municipal debt was trading with a spread of approximately 77 basis points to the benchmark AAA municipal yield curve at the end of February 1999. This is wider than the six month average of 71 basis points.

How has Federated California Municipal Income Fund performed with respect to total return and income for the six-month reporting period ended February 28, 1999?

For the six month period ended February 28, 1999, the fund's Class A Shares produced a total return of 2.10% based on net asset value./1/ This return lagged the total return of the Lehman Brothers Municipal Bond Index of 2.62%,/2/ but beat the Lipper California Municipal Funds Average total return of 2.09%./3/

1 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the six-month reporting period based on offering price for Class A Shares was (3.41%). Total return for the six-month reporting period for Class B Shares, based on net asset value and offering price, was 1.74% and (3.74%), respectively.

2 The Lehman Brothers Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. To be included in the Index, bonds must have a minimum credit rating of at least Baa. This index is unmanaged, and investments cannot be made in the index.

3 The Lipper California Municipal Fund Average represents the average of the total returns reported by all mutual funds designated by Lipper Analytical Services, Inc. as falling in the category. The figure does not reflect sales charges.

The income on the fund remained competitive during the reporting period. The fund's 30-day current net yield, or SEC yield, on February 28, 1999 was 4.23%/4/ for Class A Shares based on net asset value. The yield represents a decrease from the 4.57% SEC yield at the beginning of the reporting period.

What accounted for the fund's performance?

The fund's duration was positioned to be neutral to the relevant municipal benchmark. Municipal yields were generally higher over the reporting period with the Bond Buyer Municipal Index moving from a low of 4.95% to 5.17% at the end of the reporting period./5/ The high for the index over the reporting period was 5.22% on January 11, 1999. The duration and average maturity of the fund were structured so as to take advantage of what management expected to be a trading range for municipal interest rates over the reporting period. The fund was also affected by selective spread widening in the BBB credit sector, to which it had limited exposure.

What kind of environment do you see ahead for municipal bonds?

The municipal bond market is undergoing fundamental changes that are being driven by new technology. These changes include technology based initiatives such as competitive bidding for municipal bond issues over the Internet and may eventually lead to Internet trading of municipal bonds. The municipal bond markets use of these new technologies will lead to better dissemination of information and potentially greater market efficiency. There have also been enormous improvements in information disclosure and the availability of municipal bond prices to investors.

  The volume of municipal issuance in 1999 is expected to be around $230 billion, with a potential increase in refunding volume in what may be a lower interest rate environment. Municipal bond insurance may become less prevalent as bond insurers pull away from certain sectors of the market and toughen underwriting standards, especially for hospitals. The prevalence of more uninsured municipal bonds in the market place may contribute to additional credit spread widening in the coming period.

  Year 2000 (Y2K) spending by municipal governments is a potential credit factor which must be taken into consideration as far as both the cost and the effectiveness of their Y2K preparedness. The market does not expect any material interruptions in the supply of necessary municipal services, although there remains the potential for some functions to suffer temporary disruptions.

  The approach of the presidential election cycle will bring potential federal tax law changes back into the news. Potential developments such as the introduction of a flat tax or significant changes to the top marginal brackets could affect the trading value of municipal debt relative to taxable fixed income alternatives, such as corporate and treasury securities.

4 The 30-day SEC yield for Class A Shares on February 28, 1999 was 4.04%, based on offering price. The 30-day SEC yield for Class B Shares on February 28, 1999 based on net asset value, was 3.49%.

5 The Bond Buyer Municipal Index is a standard against which municipal bonds are measured.

PORTFOLIO OF INVESTMENTS

FEBRUARY 28, 1999 (UNAUDITED)


Principal                                                                                           Credit              Value
Amount                                                                                              Rating/1/

--------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM MUNICIPALS--99.6%

                California--98.1%

$    500,000    ABAG Finance Authority for Non-Profit Corporations, Refunding Revenue                   A-          $    492,130
                Certificates of Participation, 5.125% (Episcopal Homes Foundation)/(Original
                Issue Yield: 5.35%), 7/1/2018
   2,000,000    Alameda Corridor Transportation Authority, CA, Senior Lien Revenue Bonds               AAA             2,033,540
                (Series 1999A), 5.125% (MBIA INS), 10/1/2018
     500,000    Anaheim, CA, Public Financing Authority, Lease Revenue Bonds (Series 1997C),           AAA               578,275
                6.00% (Anaheim Public Improvements Project)/(FSA INS), 9/1/2010
     500,000    Anaheim, CA, Public Financing Authority, Lease Revenue Bonds (Series 1997C),           AAA               572,135
                6.00% (Anaheim Public Improvements Project)/(FSA INS), 9/1/2016
   1,000,000    Antioch, CA, Public Financing Authority, Reassessment Revenue Bonds (Series            AAA               990,770
                1998A), 5.00% (AMBAC INS)/(Original Issue Yield: 5.08%), 9/2/2018
   2,000,000    Bassett, CA, USD, Refunding Certificates of Participation (Series 1999A),              AAA             1,958,140
                4.75% (FSA INS)/(Original Issue Yield: 4.90%), 5/1/2017
   1,000,000    Beverly Hills, CA, Public Finance Authority, Lease Revenue Bonds                       AA-             1,013,940
                (Series1998A), 5.25%, 6/1/2028
     605,000    Blythe, CA, Financing Authority, Sewer Revenue Bonds (Series 1998),                     NR               611,140
                5.75%,4/1/2028
     500,000    Bonita Canyon, CA, Public Facilities Financing Authority, Community                     NR               486,795
                Facilities District No. 98-1 Special Tax Bonds (Series 1998), 5.375%
                (OriginalIssue Yield: 5.50%), 9/1/2028

   1,000,000    California Community College Financing Authority, Lease Revenue Bonds                  AAA               963,380
                (Series A), 4.75% (MBIA INS)/(Original Issue Yield: 4.97%), 10/1/2024
   1,000,000    California Educational Facilities Authority, Revenue Bonds (Series 1998A),              AA               987,020
                5.00% (University of Southern California), 10/1/2028
     625,000    California Educational Facilities Authority, Revenue Bonds (Series B),                  A1               700,850
                6.60%(Loyola Marymount University)/(United States Treasury PRF), 10/1/2002
                (@102)

   1,000,000    California Educational Facilities Authority, Revenue Bonds (Series N), 5.35%           AAA             1,035,690
                (Stanford University)/(Original Issue Yield: 5.43%), 6/1/2027
     600,000    California Educational Facilities Authority, Revenue Bonds, 6.70%                       A3               673,344
                (Southwestern University)/(Original Issue Yield: 6.838%), 11/1/2024
     500,000    California Educational Facilities Authority, Student Loan Revenue Bonds                AAA               521,660
                (Series 1998), 5.55% (AMBAC INS), 4/1/2028
     680,000    California HFA, SFM Revenue Bonds (Series C), 6.75%, 2/1/2025                          AA-               726,553
   1,135,000    California HFA, SFM Revenue Bonds (Series F-1), 7.00%, 8/1/2026                        AA-             1,229,954


Principal                                                                                           Credit              Value
Amount                                                                                              Rating/1/

--------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM MUNICIPALS--continued

                California--continued

$  1,000,000    California Health Facilities Financing Authority, Insured Health Facilities             A+          $  1,032,580
                Refunding Revenue Bonds (Series 1997), 5.50% (Valley Care Hospital
                Corp.)/(California Mortgage Insurance INS)/(Original Issue Yield: 5.737%),
                5/1/2020
     500,000    California Health Facilities Financing Authority, Insured Health Facility               A+               503,495
                Revenue Bonds (Series 1998A), 5.25% (Casa De Las Campanas)/(California
                Mortgage Insurance INS)/(Original Issue Yield: 5.35%), 8/1/2020

   1,000,000    California Health Facilities Financing Authority, Revenue Bonds (Series                 A-             1,009,790
                1998), 5.40% (Northern California Presbyterian Homes, Inc.)/(Original Issue
                Yield: 5.417%), 7/1/2028

   1,000,000    California Health Facilities Financing Authority, Revenue Bonds (Series                AAA               991,510
                1998A), 5.00% (UCSF-Stanford Health Care)/(FSA INS)/(Original Issue Yield:
                5.23%), 11/15/2028

   1,000,000    California Health Facilities Financing Authority, Revenue Bonds (Series                  A               972,280
                1998B), 5.00% (Kaiser Permanente)/(Original Issue Yield: 5.20%), 10/1/2020
     400,000    California Health Facilities Financing Authority, Revenue Bonds (Series A),              A               430,700
                6.50% (Kaiser Permanente Medical Care Program)/(Original Issue Yield:
                7.097%), 12/1/2020

   1,000,000    California Health Facilities Financing Authority, Revenue Bonds (Series B),            AAA               991,510
                5.00% (UCSF-Stanford Health Care)/(AMBAC INS)/(Original Issue Yield: 5.23%),
                11/15/2028
   1,000,000    California Health Facilities Financing Authority, Revenue Bonds 1998 (Series             A               983,500
                A), 5.00% (Catholic Healthcare West)/(Original Issue Yield: 5.20%), 7/1/2018
     700,000    California Health Facilities Financing Authority, Revenue Refunding Bonds              AAA               762,006
                (Series 1996A), 6.00% (Catholic Healthcare West)/(MBIA INS)/(Original Issue
                Yield: 6.15%), 7/1/2017

     900,000    California PCFA, Exempt Facilities Revenue Bonds (Series 1996), 5.50% (Mobil            AA               926,298
                Corp.)/(Original Issue Yield: 5.72%), 12/1/2029
     500,000    California PCFA, PCR Revenue Bonds (Series B), 6.40% (Southern California               A+               546,900
                Edison Co.)/(Original Issue Yield: 6.55%), 12/1/2024
     900,000    California PCFA, Sewer & Solid Waste Disposal Revenue Bonds, 5.75%                      A+               952,254
                (Anheuser-Busch Cos., Inc.)/(Original Issue Yield: 5.818%), 12/1/2030
     700,000    California PCFA, Solid Waste Disposal Revenue Bonds, 6.875% (Browning-                  A-               764,512
                Ferris Industries, Inc.)/(Original Issue Yield: 6.95%), 11/1/2027
   1,280,000    California Public Capital Improvements Financing Authority, Trust Receipts             AAA             1,280,000
                (Series 1996 FR-3) Weekly VRDNs (MBIA INS)/(Bank of New York, NewYork LIQ)
   1,000,000    California Rural Home Mortgage Finance Authority, SFM Revenue Bonds, (Series           AAA             1,087,960
                1998 B-4) 5.75% (GNMA COL Home Mortgage Program), 12/1/2029


Principal                                                                                           Credit              Value
Amount                                                                                              Rating/1/

--------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM MUNICIPALS--continued

                California--continued

$  1,000,000    California State Public Works Board, Lease Revenue Bonds (Series 1998A),                 A          $    985,060
                4.875% (Department of Forestry and Fire Protection Telecommunication Towers
                and Vaults)/(Original Issue Yield: 5.01%), 10/1/2018
      20,000    California State, GO UT Bonds, 5.75% (Original Issue Yield: 6.25%), 3/1/2019           AAA                21,463
     580,000    California State, GO UT Bonds, 5.75% (Original Issue Yield: 6.25%), 3/1/2019           AAA               645,743
   1,000,000    California State, Refunding UT GO Bonds, 4.75% (FGIC INS)/(Original Issue              AAA               990,220
                Yield: 4.82%), 2/1/2016
     500,000    California State, Refunding UT GO Bonds, 5.00% (Original Issue Yield:                   A+               494,400
                5.06%), 2/1/2021
     400,000    California Statewide Communities Development Authority, Certificates of                 AA               404,588
                Participation, 5.25% (St. Joseph Health System Group, CA)/(Original Issue
                Yield: 5.47%), 7/1/2021

     600,000    California Statewide Communities Development Authority, Revenue Certificates            AA               694,104
                of Participation, 6.625% (St. Joseph Health System Group, CA)/(United States
                Treasury PRF)/(Original Issue Yield: 6.674%), 7/1/2021

     400,000    California Statewide Communities Development Authority, Special Facilities             BB+               409,764
                Revenue Bonds, 5.625% (United Air Lines)/(Original Issue Yield: 5.75%),
                10/1/2034
     500,000    Chula Vista, CA, IDA, Revenue Bonds (Series A), 6.40% (San Diego Gas &                  A+               544,155
                Electric)/(Original Issue Yield: 6.473%), 12/1/2027
   1,000,000    Eden Township, CA, Hospital District, Hospital Revenue Bonds, 7.40%                   BBB+             1,049,510
                (Original Issue Yield: 7.483%), 11/1/1999 (@102)
     500,000    El Dorado County, CA, Public Agency Financing Authority, Revenue Bonds,                AAA               525,815
                5.50% (FGIC INS)/(Original Issue Yield: 5.85%), 2/15/2021
     790,000    El Monte, CA, Public Financing Authority, Tax Allocation Revenue Bonds                  NR               795,522
                (Series 1998), 5.75% (El Monte, CA Community Redevelopment Agency), 6/1/2028
     700,000    Foothill/Eastern Transportation Corridor Agency, CA (Series 1995A), Senior            BBB-               781,445
                Lien Toll Road Revenue Bonds, 6.50% (Original Issue Yield: 6.78%), 1/1/2032
     500,000    Inland Empire Solid Waste Financing Authority, CA, Revenue Bonds (SeriesB),            AAA               571,350
                6.25% (FSA INS), 8/1/2011
     600,000    Los Angeles, CA, Community Redevelopment Agency, Housing Revenue Refunding             AAA               639,204
                Bonds (Series A), 6.55% (AMBAC INS), 1/1/2027
     460,000    Pomona, CA, Redevelopment Agency, Tax Allocation Bonds (Series 1998X), 5.40%          BBB+               461,555
                (Mountain Meadows Redevelopment Project), 12/1/2024
     900,000    Port of Oakland, CA, Revenue Bonds (Series 1997G), 5.50% (MBIAINS)/                    AAA               944,037
                (Original Issue Yield: 5.83%), 11/1/2017
     700,000    Regents of University of California, Research Facilities Revenue Bonds                  A+               799,603
                (1995Series B), 6.55%, 9/1/2024


Principal                                                                                           Credit              Value
Amount                                                                                              Rating/1/

--------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM MUNICIPALS--continued

                California--continued

$  1,000,000    Riverside County, CA, Asset Leasing Corp., Leasehold Revenue Bonds                     AAA          $    317,710
                (Riverside County Hospital)/(MBIA INS)/(Original Issue Yield: 5.98%),
                6/1/2021

     600,000    Sacramento, CA, Municipal Utility District, Electric Revenue Bonds                    AAA               632,352
                (Series J), 5.50% (AMBAC INS)/(Original Issue Yield: 5.80%), 8/15/2021
   2,000,000    San Diego, CA, Redevelopment Agency, Tax Allocation Bonds (Series 1999A),              AAA             1,936,920
                4.75% (Centre City Redevelopment Project)/(AMBAC INS)/ (OriginalIssue Yield:
                4.93%), 9/1/2018

   2,000,000    San Diego, CA, Water Utility Fund, Net System Bonds, 5.00% (FGICINS)/                  AAA             1,990,580
                (Original Issue Yield: 5.17%), 8/1/2021
   1,500,000    San Francisco, CA, City & County Airport Commission, International Airport             AAA             1,468,650
                Revenue Bonds (Series 18A), 5.00% (FGIC INS)/(Original Issue Yield: 5.24%),
                5/1/2022
     300,000    San Francisco, CA, City & County Airport Commission, Second Series Revenue              A+               319,269
                Bonds (Issue 12A), 5.90% (San Francisco International Airport)/(Original
                Issue Yield: 5.97%), 5/1/2026

   1,000,000    Sierra Madre, CA, Financing Authority, Tax Increment Revenue Refunding Bonds           AAA               986,610
                (Series 1998A), 5.00% (MBIA INS)/(Original Issue Yield: 5.35%), 11/1/2019
   1,000,000    Sierra View Local Health Care District, CA, Refunding Revenue Bonds (Series              A               981,470
                1998), 5.25% (American Capital Access INS)/(Original Issue Yield: 5.40%),
                7/1/2018
     400,000    Stockton, CA, Health Facility Revenue Bonds (Series 1997A), 5.70% (Dameron            BBB+               407,700
                Hospital Association), 12/1/2014
     500,000    Stockton, CA, Revenue Certificates of Participation (Series 1998A), 5.00%              AAA               497,545
                (MBIA INS)/(Original Issue Yield: 5.15%), 9/1/2023
     745,000    Vista, CA, Joint Powers Financing Authority, Revenue Bonds (Series 1997B),              NR               745,030
                5.50% (Original Issue Yield: 5.57%), 9/1/2020
     500,000    Watsonville, CA, Insured Hospital Revenue Refunding Bonds (Series 1996A),               A+               579,665
                6.20% (Watsonville Community Hospital)/(California State INS)/(Original
                Issue Yield: 6.225%), 7/1/2012

     700,000    West Basin, CA, Municipal Water District, Refunding Revenue Certificates of            AAA               736,533
                Participation (Series A), 5.375% (AMBAC INS)/(Original Issue Yield: 5.50%),
                8/1/2014
   1,000,000    West Sacramento, CA, Limited Obligation Refunding Improvement Bonds, 5.60%              NR               998,270
                (West Sacramento Reassessment District of 1998)/(Original Issue Yield:
                5.70%), 9/2/2017

   1,000,000    Whisman, CA, School District, UT GO Bonds (Series B) (MBIA INS)/(Original              AAA               317,760
                Issue Yield: 5.48%), 8/1/2021


Principal                                                                                           Credit              Value
Amount                                                                                              Rating/1/

--------------------------------------------------------------------------------------------------------------------------------

                LONG-TERM MUNICIPALS--continued

                California--continued

$  1,000,000    Whisman, CA, School District, UT GO Bonds (Series B) (MBIA INS)/ (Original             AAA          $    301,650
                Issue Yield: 5.48%), 8/1/2022
                TOTAL                                                                                                 53,785,863
                Puerto Rico--1.5%
     700,000    Puerto Rico Electric Power Authority, Revenue Bonds (Series T), 6.375%                 BBB+              798,434
                (Original Issue Yield: 6.58%), 7/1/2024
                TOTAL LONG-TERM MUNICIPALS (IDENTIFIED COST $52,647,965)                                              54,584,297
                SHORT-TERM MUNICIPALS--0.7%
                Puerto Rico--0.7%
     400,000    Puerto Rico Government Development Bank (GDB) Weekly VRDNs (MBIA                        AA               400,000
                INS)/(Credit Suisse First Boston LIQ) (at amortized cost)
                TOTAL INVESTMENTS (IDENTIFIED COST $53,047,965)2                                                    $ 54,984,297

  Securities that are subject to Alternative Minimum Tax represent 20.1% of the portfolio as calculated based upon total portfolio market value.

1 Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

2 The cost of investments for federal tax purposes amounts to $53,047,965. The net unrealized appreciation of investments on a federal tax basis amounts to $1,936,332 which is comprised of $2,023,662 appreciation and $87,330 depreciation at February 28, 1999.

Note: The categories of investments are shown as a percentage of net assets ($54,825,081) at February 28, 1999.

The following acronyms are used throughout this portfolio:


AMBAC --American Municipal Bond Assurance Corporation COL --Collateralized FGIC
--Financial Guaranty Insurance Company FSA --Financial Security Assurance GNMA
--Government National Mortgage Association GO --General Obligation HFA --Housing
Finance Authority IDA --Industrial Development Authority INS --Insured LIQ
--Liquidity Agreement MBIA --Municipal Bond Investors Assurance PCR --Pollution
Control Revenue PCFA --Pollution Control Finance Authority PRF --Prerefunded SFM
--Single Family Mortgage UT --Unlimited Tax VRDNs --Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 28, 1999 (UNAUDITED)


Assets:
Total investments in securities, at value (identified and tax cost $53,047,965)                      $   54,984,297
Income receivable                                                                                           713,508
Receivable for shares sold                                                                                  297,223
Prepaid expenses                                                                                             22,253
 TOTAL ASSETS                                                                                            56,017,281
Liabilities:
Payable for investments purchased                                                    $ 997,198
Income distribution payable                                                            195,002
 TOTAL LIABILITIES                                                                                        1,192,200
Net Assets for 4,937,436 shares outstanding                                                          $   54,825,081
Net Assets Consist of:

Paid in capital                                                                                      $   53,633,379
Net unrealized appreciation of investments                                                                1,936,332
Accumulated net realized loss on investments                                                               (744,630)
 TOTAL NET ASSETS                                                                                    $   54,825,081
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:

Net Asset Value Per Share ($28,033,920 / 2,524,652 shares outstanding)                                       $11.10
Offering Price Per Share (100 / 95.50 of $11.10)/1/                                                          $11.62
Redemption Proceeds Per Share                                                                                $11.10
Class B Shares:
Net Asset Value Per Share ($26,791,161 / 2,412,784 shares outstanding)                                       $11.10
Offering Price Per Share                                                                                     $11.10
Redemption Proceeds Per Share (94.50 / 100 of $11.10)/2/                                                     $10.49

1  See "Investing in the Fund" in the Prospectus.

2  See "Contingent Deferred Sales Charge" in the Prospectus.

See Notes which are an integral part of the Financial Statements

STATEMENT OF OPERATIONS

SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)


Investment Income:
Interest                                                                                              $ 1,202,011

Expenses:

Investment advisory fee                                                              $   91,500
Administrative personnel and services fee                                                76,863
Custodian fees                                                                            1,007
Transfer and dividend disbursing agent fees and expenses                                 20,084
Directors'/Trustees' fees                                                                 1,991
Auditing fees                                                                             6,878
Legal fees                                                                                1,267
Portfolio accounting fees                                                                32,276
Distribution services feeClass A Shares                                                  35,018
Distribution services feeClass B Shares                                                  66,507
Shareholder services feeClass A Shares                                                   35,018
Shareholder services feeClass B Shares                                                   22,169
Share registration costs                                                                 12,308
Printing and postage                                                                      5,973
Insurance premiums                                                                        1,267
Miscellaneous                                                                               905
 TOTAL EXPENSES                                                                         411,031
Waivers and Reimbursements:
Waiver of investment advisory fee                                    $  (91,500)
Waiver of distribution services feeClass A Shares                       (35,018)
Reimbursement of other operating expenses                              (102,626)
 TOTAL WAIVERS AND REIMBURSEMENTS                                                      (229,144)
Net expenses                                                                                              181,887
Net investment income                                                                                   1,020,124
Realized and Unrealized Gain (Loss) on Investments:

Net realized loss on investments                                                                           (7,667)
Net change in unrealized appreciation of investments                                                     (166,413)
Net realized and unrealized loss on investments                                                          (174,080)
Change in net assets resulting from operations                                                        $   846,044

See Notes which are an integral part of the Financial Statements

STATEMENT OF CHANGES IN NET ASSETS


                                                                                               Six Months

                                                                                                    Ended                  Year

                                                                                              (unaudited)                 Ended
                                                                                             February 28,            August 31,

                                                                                                     1999                  1998
-------------------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations:

Net investment income                                                                        $  1,020,124          $  1,319,281
Net realized gain (loss) on investments ($(7,667) and $16,809, respectively, as                    (7,667)               16,809
 computed for federal tax purposes)

Net change in unrealized appreciation of investments                                             (166,413)            1,036,136
 CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                                   846,044             2,372,226
Distributions to Shareholders:
Distributions from net investment income

Class A Shares                                                                                   (662,792)           (1,204,810)
Class B Shares                                                                                   (357,332)             (114,471)
 CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS                             (1,020,124)           (1,319,281)
Share Transactions:
Proceeds from sale of shares                                                                   22,864,862            19,344,464
Net asset value of shares issued to shareholders in payment of distributions declared             469,366               671,591
Cost of shares redeemed                                                                        (7,146,712)           (4,257,476)
Change in net assets resulting from share transactions                                         16,187,516            15,758,579
Change in net assets                                                                           16,013,436            16,811,524
Net Assets:

Beginning of period                                                                            38,811,645            22,000,121
End of period                                                                                $ 54,825,081          $ 38,811,645

See Notes which are an integral part of the Financial Statements

FINANCIAL HIGHLIGHTS--CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                             Six Months
                                                  Ended

                                            (unaudited)                               Year Ended August 31,

                                           February 28,       ----------------------------------------------------------------------
                                                   1999          1998           1997           1996          1995          1994

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $ 11.13        $ 10.73        $ 10.27        $ 10.13       $ 10.01       $ 10.92
Income from Investment Operations:

Net investment income                              0.27           0.53           0.55           0.58          0.59          0.59
Net realized and unrealized gain                  (0.03)          0.40           0.46           0.14          0.12         (0.91)
 (loss) on investments

 TOTAL FROM INVESTMENT OPERATIONS                  0.24           0.93           1.01           0.72          0.71         (0.32)
Less Distributions:
Distributions from net                            (0.27)         (0.53)         (0.55)         (0.58)        (0.59)        (0.59)
 investmentincome

Net Asset Value, End of Period                  $ 11.10        $ 11.13        $ 10.73        $ 10.27       $ 10.13       $ 10.01
Total Return/1/                                    2.10%          8.84%         10.11%          7.21%         7.48%        (3.04%)

Ratios to Average Net Assets:

Expenses                                           0.50%/2/       0.69%          0.66%          0.60%         0.55%         0.25%
Net investment income                              4.73%/2/       4.84%          5.25%          5.61%         6.04%         5.61%
Expense waiver/reimbursement/3/                    1.10%/2/       1.42%          1.97%          2.38%         2.41%         2.86%
Supplemental Data:

Net assets, end of period                       $28,034        $28,792        $22,000        $17,148       $14,400       $15,059
 (000omitted)
Portfolio turnover                                    4%             6%            29%            21%           63%           63%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

FINANCIAL HIGHLIGHTS--CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                Six Months

                                                                                     Ended                    Period
                                                                               (unaudited)                     Ended

                                                                              February 28,                August 31,
                                                                                      1999                      1998/1/

-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                               $ 11.13                   $ 10.87
Income from Investment Operations:

Net investment income                                                                 0.23                      0.33
Net realized and unrealized gain (loss) on investments                               (0.04)                     0.26
 TOTAL FROM INVESTMENT OPERATIONS                                                     0.19                      0.59
Less Distributions:
Distributions from net investment income                                             (0.22)                    (0.33)
Net Asset Value, End of Period                                                     $ 11.10                   $ 11.13
Total Return/2/                                                                       1.74%                     5.53%

Ratios to Average Net Assets:

Expenses                                                                              1.25%/3/                  1.40%/3/
Net investment income                                                                 4.03%/3/                  4.14%/3/
Expense waiver/reimbursement/4/                                                       0.84%/3/                  1.16%/3/

Supplemental Data:

Net assets, end of period (000 omitted)                                            $26,791                   $10,020
Portfolio turnover                                                                       4%                        6%

1 Reflects operations for the period from December 1, 1997 (date of initial public investment) to August 31, 1998.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 1999 (UNAUDITED)

ORGANIZATION

Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated California Municipal Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax) and personal income taxes imposed by the state of California and California municipalities.

 The Fund offers two classes of shares: Class A Shares and Class B Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Short-term securities are valued at the prices provided by an independent pricing service. However, short- term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

  At August 31, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $736,963, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:


Expiration Year                 Expiration Amount

-------------------------------------------------
2003                                     $518,633

-------------------------------------------------
2004                                      218,330
-------------------------------------------------

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. Transactions in shares were as follows:


                                                                             Six Months Ended                      Year Ended
                                                                            February 28, 1999                 August 31, 1998

------------------------------------------------------------------------------------------------------------------------------
Class A Shares:                                                     Shares             Amount         Shares           Amount
Shares sold                                                        447,895        $ 4,994,772        850,058      $ 9,305,868
Shares issued to shareholders in payment of                         27,399            306,541         55,492          608,194
 distributionsdeclared

Shares redeemed                                                   (537,225)        (5,991,673)      (370,125)      (4,055,499)
 NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS              (61,931)       $  (690,360)       535,425      $ 5,858,563
------------------------------------------------------------------------------------------------------------------------------


                                                                             Six Months Ended                       Year Ended
                                                                            February 28, 1999                  August 31, 1998

-------------------------------------------------------------------------------------------------------------------------------
Class B Shares:                                                     Shares            Amount        Shares              Amount
Shares sold                                                      1,601,535       $17,870,090         912,747       $10,038,596
Shares issued to shareholders in payment of distributions           14,560           162,825           5,755            63,397

 declared

Shares redeemed                                                   (103,457)       (1,155,039)        (18,356)         (201,977)
 NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS            1,512,638       $16,877,876         900,146       $ 9,900,016
 NET CHANGE RESULTING FROM SHARE TRANSACTIONS                    1,450,707       $16,187,516       1,435,571       $15,758,579

1 Reflects operations for the period from December 1, 1997 (date of initial public investment) to August 31, 1998.

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fee

Federated Investment Management Company (formerly, Federated Advisers), the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and reimbursement at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares and Class B Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund's Class A Shares, annually, and up to 0.75% of the average daily net assets of the Fund's Class B Shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Class A and Class B Shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of- pocket expenses.

Interfund Transactions

During the period ended February 28, 1999, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act and amounted to $18,280,000 and $20,300,000, respectively.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended February 28, 1999, were as follows:


---------------------------------------------------------
Purchases                                     $20,027,545

---------------------------------------------------------
Sales                                         $ 1,636,860
---------------------------------------------------------

CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at February 28, 1999, 48.1% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 14.3% of total investments.

YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

TRUSTEES

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

WILLIAM J. COPELAND

J. CHRISTOPHER DONAHUE

JAMES E. DOWD, ESQ.

LAWRENCE D. ELLIS, M.D.

EDWARD L. FLAHERTY, JR., ESQ.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

WESLEY W. POSVAR

MARJORIE P. SMUTS

OFFICERS

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

WILLIAM D. DAWSON III

Chief Investment Officer

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

J. SCOTT ALBRECHT

Vice President

RICHARD J. THOMAS

Treasurer

NICHOLAS J. SEITANAKIS

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.

  This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Federated Logo](SM)

Federated California Municipal Income Fund
Federated Investors Funds
5800 Corporate Drive

Pittsburgh, PA 15237-7000

1-800-341-7400

www.federatedinvestors.com

Federated Securities Corp., Distributor

Cusip 625922109
Cusip 625922828

4031005 (4/99)

Federated is a registered mark                  [LOGO]

of Federated Investors, Inc.                   RECYCLED
1999 (C) Federated Investors, Inc.              PAPER

[Federated Logo]

World-Class Investment Manager(SM)

S E M I - A N N U A L  R E P O R T

FEDERATED

CALIFORNIA

MUNICIPAL

INCOME FUND

SEMI-ANNUAL REPORT
TO SHAREHOLDERS

FEBRUARY 28, 1999

SEMI-ANNUAL REPORT

PRESIDENT'S MESSAGE

Dear Shareholder:

I am pleased to present the Semi-Annual Report to Shareholders of Federated Michigan Intermediate Municipal Trust, a portfolio of Municipal Securities Income Trust. This report covers the first half of the fund's fiscal year, which is the six-month period from September 1, 1998 through February 28, 1999. The report begins with a discussion with the fund's portfolio manager, followed by a complete listing of the fund's holdings and financial statements.

Federated Michigan Intermediate Municipal Trust is a convenient way for tax-sensitive Michigan residents to pursue income that is exempt from federal regular income tax and Michigan state income tax.1 This double tax-free advantage gives investors the opportunity to earn a greater after-tax yield than they could in a comparable high-quality taxable investment.

During the six-month reporting period, the fund paid a monthly dividend stream totaling $0.26 per share, while the share price decreased slightly from $11.09 to $11.07. As a result, the fund achieved a six-month total return of 2.21% based on net asset value.2 The fund's net assets totaled $82 million at the end of the reporting period.

Thank you for joining other shareholders of Federated Michigan Intermediate Municipal Trust in pursuing monthly, double tax-free investment income. Of course, you have the option of receiving any income from the fund or building your account by reinvesting your dividends and compounding tax free.

Sincerely,

/S/Richard B. Fisher

Richard B. Fisher
President
April 15, 1999

1 Income may be subject to the federal alternative minimum tax.

2Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the six-month reporting period based on offering price was (0.83%).

Investment Review

What's your review of the municipal bond marketplace over the reporting period?

During the reporting period, there was an imbalance between supply and demand in the municipal bond market. Municipal bond issuance was extremely heavy as a result of low relative interest rates, which gave municipal entities the opportunity to refund existing high coupon debt. In addition, many state and local governments had significant infrastructure development needs. Demand for municipal bonds was impacted by "rate shock" that individual investors experienced when long term yields on municipal bonds were at or below the 5.00% threshold. Demand by institutions, including arbitrageurs, property and casualty insurers and corporations, was relatively mixed with some institutions actually being net sellers over the reporting period.

  Municipal bond insurance continued to be a significant influence on the market. Approximately 59% of the municipal bonds issued in 1998 were guaranteed by one of the mono-line municipal bond insurers, such as MBIA and AMBAC. The prevalence of bond insurance combined with a low nominal interest rate environment allowed credit spreads to remain historically tight. However, particular credit concerns have developed within specific sectors of the municipal market. The hospital sector has shown specific vulnerability as a result of the Medicare reimbursement reductions included in the last federal budget reconciliation bill. The electric utility and public power sectors have also been vulnerable to credit deterioration as a result of the continuing effects of deregulation.

How have Michigan municipal bonds performed over the reporting period?

Credit quality remained strong throughout the state as represented by strong employment growth, additional new business formation and a protracted low inflation environment. Michigan debt issuance in 1998 increased significantly over 1997 levels, while demand increased modestly, causing some widening of spreads for Michigan bonds. Michigan municipal debt was trading with a spread of approximately 78 basis points to the benchmark AAA municipal yield curve at the end of February 1999. This is wider than the six month average of 68 basis points.

How has Federated Michigan Intermediate Municipal Trust performed with respect to total return and income for the six-month reporting period ended February 28, 1999?

For the six month reporting period ended February 28, 1999, the fund produced a total return of 2.21% based on net asset value.1 This return lagged the total return of the Lehman Brothers Municipal Bond Index of 2.62%,2 but beat the Lipper States Intermediate Municipal Fund Average total return of 1.96%.3 The income on the fund remained competitive during the reporting

1Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the six-month reporting period based on offering price was (0.83%).

2The Lehman Brothers Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. To be included in the Index, bonds must have a minimum credit rating of at least Baa. This index is unmanaged, and investments cannot be made in the index.

3The Lipper States Intermediate Municipal Fund Average represents the average of the total returns reported by all mutual funds designated by Lipper Analytical Services, Inc. as falling in the category. This figure does not reflect sales charges.

period. On February 28, 1999, the fund's 30-day current net yield, or SEC yield, was 3.66%4 based on net asset value. The yield represents a decrease from the 4.09% SEC yield at the beginning of the reporting period.

What accounted for the fund's performance?

The fund's duration was positioned to be neutral to the relevant municipal benchmark. Municipal yields were generally higher over the reporting period with the Bond Buyer Municipal Index moving from a low of 4.95% to 5.17% at the end of the reporting period.5 The high for the index over the reporting period was 5.22% on January 11, 1999. The duration and average maturity of the fund were structured so as to take advantage of what management expected to be a trading range for municipal interest rates over the reporting period.

What kind of environment do you see ahead for municipal bonds?

The municipal bond market is undergoing fundamental changes that are being driven by new technology. These changes include technology based initiatives such as competitive bidding for municipal bond issues over the Internet and may eventually lead to Internet trading of municipal bonds. The municipal bond markets use of these new technologies will lead to better dissemination of information and potentially greater market efficiency. There have also been enormous improvements in information disclosure and the availability of municipal bond prices to investors.

  The volume of municipal issuance in 1999 is expected to be around $230 billion, with a potential increase in refunding volume in what may be a lower interest rate environment. Municipal bond insurance may become less prevalent as bond insurers pull away from certain sectors of the market and toughen underwriting standards, especially for hospitals. The prevalence of more uninsured municipal bonds in the market place may contribute to additional credit spread widening in the coming period.

  Year 2000 (Y2K) spending by municipal governments is a potential credit factor which must be taken into consideration as far as both the cost and the effectiveness of their Y2K preparedness. The market does not expect any material interruptions in the supply of necessary municipal services, although there remains the potential for some functions to suffer temporary disruptions.

  The approach of the presidential election cycle will bring potential federal tax law changes back into the news. Potential developments such as the introduction of a flat tax or significant changes to the top marginal brackets could affect the trading value of municipal debt relative to taxable fixed income alternatives, such as corporate and treasury securities.

4 The fund's 30-day SEC yield on February 28, 1999 was 3.55%, based on offering price.

5The Bond Buyer Municipal Index is a standard against which municipal bonds are measured.

Portfolio of Investments

FEBRUARY 28, 1999 (UNAUDITED)



Principal                                                                                    Credit(1)                 Value
 Amount                                                                                      Rating

              LONG-TERM MUNICIPALS--98.9%
              Michigan--98.9%

$  1,000,000  Anchor Bay, MI, School District, UT GO Bonds, 5.30% (MBIA INS)/ (Original         AAA                 $     1,083,710
              Issue Yield: 5.35%), 5/1/2008
     500,000  Avondale, MI, School District, UT GO Refunding Bonds, 6.75% (Michigan State       AA+                         536,235
              GTD)/(Original Issue Yield: 6.95%), 5/1/2014
     500,000  Battle Creek, MI, Building Authority, Revenue Bonds, 6.00%, 4/1/2002               A+                         524,700
     500,000  Battle Creek, MI, Building Authority, Revenue Bonds, 6.10%, 4/1/2003               A+                         525,235
   2,000,000  Battle Creek, MI, Downtown Development Authority, Refunding Bonds, 5.10%          AAA                       2,097,740
              (MBIA INS)/(Original Issue Yield: 5.20%), 5/1/2010
   1,010,000  Belding Area Schools, MI, Refunding UT GO Bonds, 4.90% (Michigan State            AAA                       1,020,423
              GTD)/(AMBAC INS)/(Original Issue Yield: 5.00%), 5/1/2013
   1,060,000  Belding Area Schools, MI, Refunding UT GO Bonds, 4.95% (Michigan State            AAA                       1,069,031
              GTD)/(AMBAC INS)/(Original Issue Yield: 5.05%), 5/1/2014
   1,500,000  Berkley, MI, CSD, Refunding UT GO Bonds, 4.75% (Q-SBLF GTD)/ (FGIC                AAA                       1,441,185
              INS)/(Original Issue Yield: 5.05%), 1/1/2019
   1,000,000  Cedar Springs Public Schools, MI, Refunding UT GO Bonds (Series 1998),            AAA                       1,001,750
              5.00% (Michigan State GTD)/(FSA INS)/(Original Issue Yield: 5.13%), 5/1/2017
     460,000  Detroit, MI, Economic Development Corp., Resource Recovery Revenue Bonds          AAA                         495,958
              (Series A), 6.875% (FSA INS)/(Original Issue Yield: 7.00%), 5/1/2009
   3,000,000  Detroit, MI, Water Supply System, Revenue Refunding Bonds, 6.00% (FGIC            AAA                       3,217,620
              INS)/(Original Issue Yield: 6.10%), 7/1/2002
   1,000,000  Detroit/Wayne County, MI, Stadium Authority, Revenue Bonds, 5.25% (FGIC           AAA                       1,058,270
              INS)/(Original Issue Yield: 5.55%), 2/1/2011
   1,000,000  Eastern Michigan University, Revenue Bonds, 6.10% (AMBAC INS)/(Original           AAA                       1,077,250
              Issue Yield: 6.15%), 6/1/2004
     200,000  Farmington Hills, MI, Hospital Finance Authority, Hospital Revenue                AAA                         206,642
              Refunding Bonds (Series A), 6.60% (Botsford General Hospital)/(MBIA INS),
              2/15/2000

     425,000  Forest Hills, MI, Public School, UT GO Bonds, 7.375% (United States                AA                         449,540
              Treasury PRF)/(Original Issue Yield: 7.397%), 5/1/2000 (@101)
     250,000  Garden City, MI, School District, UT GO Refunding Bonds, 5.90% (FSA INS),         AAA                         274,700
              5/1/2005
     565,000  Garden City, MI, School District, UT GO Refunding Bonds, 6.00% (FSA INS),         AAA                         620,573
              5/1/2006

              LONG-TERM MUNICIPALS--continued

              Michigan--continued

$    515,000  Garden City, MI, School District, UT GO Refunding Bonds, 6.10% (FSA INS),         AAA                 $       568,040
              5/1/2007
   1,275,000  Hamilton, MI, Community School District, UT GO Refunding Bonds, 4.90%             AAA                       1,280,431
              (Q-SBLF GTD)/(FGIC INS)/(Original Issue Yield: 4.95%), 5/1/2014
     150,000  Huron Valley, MI, School District, UT GO Bonds, 6.50% (Michigan State              NR                         162,091
              GTD)/(United States Treasury PRF), 5/1/2001 (@102)
     360,000  Ingham County MI, Sewer Authority, Revenue Bonds, Project #4, Delhi Charter       AA-                         385,016
              Township, 5.80%, 11/1/2004
     465,000  Ingham County MI, Sewer Authority, Revenue Bonds, Project #4, Delhi Charter       AA-                         498,494
              Township, 5.90%, 11/1/2005
   1,000,000  Jenison Public Schools, UT GO School Building and Site Refunding Bonds,           AAA                       1,077,840
              Series 1996), 5.30% (FGIC INS)/(Original Issue Yield: 5.40%), 5/1/2007
   1,590,000  Kent County, MI, Building Authority, LT GO Bonds, 5.00% (Original Issue           AAA                       1,610,479
              Yield: 5.05%), 6/1/2014
     265,000  Kent Hospital Finance Authority, MI, Hospital Revenue Refunding Bonds,            AAA                         287,642
              6.30% (Pine Rest Christian Hospital, MI)/(FGIC INS)/(Original Issue Yield:
              6.40%), 11/1/2003

     415,000  Kent Hospital Finance Authority, MI, Hospital Revenue Refunding Bonds,            AAA                         450,458
              6.30% (Pine Rest Christian Hospital, MI)/(FGIC INS)/(Original Issue Yield:
              6.45%), 11/1/2004

     500,000  Lake Orion, MI, School District, UT GO Refunding Bonds, 5.90% (Michigan           AAA                         525,490
              State GTD)/(AMBAC INS), 5/1/2001
   2,000,000  Lake Orion, MI, School District, UT GO Refunding Bonds, 6.05% (AMBAC              AAA                       2,143,100
              INS)/(Michigan State LOC), 5/1/2002
   1,380,000  Lincoln Park, MI, School District, UT GO Refunding Bonds, 5.10% (FGIC             AAA                       1,422,766
              INS)/(Q-SBLF LOC)/(Original Issue Yield: 5.15%), 5/1/2013
     750,000  Livonia, MI, Public School District, UT GO Bonds (Series I), 6.00%, 5/1/2001      AA+                         789,667
   1,710,000  Marquette, MI, Hospital Finance Authority, Hospital Revenue Refunding Bonds       AAA                       1,819,166
              (Series 1996D), 5.30% (Marquette General Hospital, MI)/ (FSA INS), 4/1/2005

   1,290,000  Marquette, MI, Hospital Finance Authority, Hospital Revenue Refunding Bonds       AAA                       1,383,693
              (Series 1996D), 5.40% (Marquette General Hospital, MI)/ (FSA INS), 4/1/2006
   1,350,000  Michigan Higher Education Student Loan Authority, Student Loan Revenue            AAA                       1,457,298
              Bonds (Series XVII-A), 5.65% (AMBAC LOC), 6/1/2010
   1,500,000  Michigan Municipal Bond Authority, Revenue Refunding Q-SBLF Bonds, 6.00%          AA+                       1,605,090
              (Michigan State)/(Michigan State GTD)/(Original Issue Yield: 6.10%),
              5/1/2002
   3,000,000  Michigan Public Power Agency, Revenue Refunding Bonds (Series A), Belle           AA-                       3,204,840
              River Project, 5.70% (Original Issue Yield: 5.80%), 1/1/2003

              LONG-TERM MUNICIPALS--continued

              Michigan--continued

$  1,000,000  Michigan State Comprehensive Transportation Board, Revenue Refunding Bonds        AA-                 $     1,056,590
              (Series B), 5.50% (Michigan State)/(Original Issue Yield: 5.60%), 5/15/2002
   1,000,000  Michigan State Comprehensive Transportation Board, Revenue Refunding Bonds        AA-                       1,077,550
              (Series B), 6.00% (Michigan State)/(Original Issue Yield: 6.05%),5/15/2007
     500,000  Michigan State Hospital Finance Authority, Hospital Revenue & Refunding            A3                         507,255
              Bonds (Series 1998A), 5.30% (Hackley Hospital Obligated Group), 5/1/2013
   2,000,000  Michigan State Hospital Finance Authority, Refunding Revenue Bonds (Series        AAA                       2,005,160
              1998A), 4.90% (St. John Hospital, MI)/(AMBAC INS)/(Original Issue Yield:
              5.05%), 5/15/2013

   1,000,000  Michigan State Hospital Finance Authority, Revenue & Refunding Bonds               A1                       1,002,560
              (Series 1998A), 5.10% (McLaren Health Care Corp.)/(Original Issue Yield:
              5.15%), 6/1/2013

   1,325,000  Michigan State Hospital Finance Authority, Revenue Bonds (Series 1997W),          AA-                       1,360,311
              5.00% (Mercy Health Services)/(Original Issue Yield: 5.26%), 8/15/2011
     415,000  Michigan State Hospital Finance Authority, Revenue Bonds (Series A), 6.15%         A+                         435,314
              (Crittenton Hospital, MI), 3/1/2001
     440,000  Michigan State Hospital Finance Authority, Revenue Bonds (Series A), 6.25%         A+                         470,188
              (Crittenton Hospital, MI), 3/1/2002
   1,000,000  Michigan State Hospital Finance Authority, Revenue Bonds, 5.25% (St. John         AAA                         997,760
              Hospital, MI)/(AMBAC INS)/(Original Issue Yield: 5.65%), 5/15/2026
     500,000  Michigan State Hospital Finance Authority, Revenue Bonds, Providence              Aa2                         554,000
              Hospital, 7.00% (Daughters of Charity)/(Original Issue Yield:
              7.04%),11/1/2021

   1,500,000  Michigan State Hospital Finance Authority, Revenue Refunding Bonds (Series         A+                       1,559,205
              A), 5.50% (St. John Hospital, MI)/(Original Issue Yield: 5.80%),5/15/2001
     800,000  Michigan State Hospital Finance Authority, Revenue Refunding Bonds, 5.95%         AAA                         850,360
              (Oakwood Obligated Group)/(FGIC INS)/(Original Issue Yield: 6.05%), 5/1/2002
     575,000  Michigan State Hospital Finance Authority, Revenue Refunding Bonds, 6.30%         AAA                         619,861
              (Sparrow Obligated Group, MI)/(MBIA INS), 11/15/2003
     375,000  Michigan State Hospital Finance Authority, Revenue Refunding Bonds, 6.85%         AAA                         387,457
              (Oakland General Hospital, MI)/(AMBAC INS), 7/1/2000
   1,000,000  Michigan State Housing Development Authority, (Series A) Rental Housing           AAA                       1,046,800
              Revenue Bonds, 5.55% (MBIA INS), 4/1/2004
     500,000  Michigan State Housing Development Authority, Revenue Bonds (Series A),           AA+                         532,265
              5.90%, 12/1/2005

              LONG-TERM MUNICIPALS--continued

              Michigan--continued

$    430,000  Michigan State Housing Development Authority, Revenue Bonds (Series A),           AA+                 $       450,971
              6.25%, 6/1/2002
     200,000  Michigan State Housing Development Authority, Revenue Bonds (Series A),           AA+                         209,776
              7.00%, 12/1/2005
     280,000  Michigan State Housing Development Authority, Revenue Bonds (Series B),           AA+                         296,094
              6.30%, 12/1/2003
   1,000,000  Michigan State Housing Development Authority, Revenue Bonds (Series E),           AA+                       1,051,240
              5.55%, 12/1/2007
     120,000  Michigan State Housing Development Authority, Single Family Mortgage              AA+                         126,426
              Revenue Bonds (Series B), 6.95%, 12/1/2020
   1,000,000  Michigan State, UT GO Recreation Program Bonds, 5.75% (Original Issue             AA+                       1,059,800
              Yield: 5.80%), 11/1/2001
     250,000  Michigan Strategic Fund, LT Obligation Revenue Refunding Bonds (Series A),          A                         293,588
              7.10% (Ford Motor Co.)/(Original Issue Yield: 7.127%), 2/1/2006
     500,000  Michigan Strategic Fund, Limited Obligation Revenue Bonds (Series 1998),            A                         499,065
              5.30% (Porter Hills Presbyterian Village, Inc.)/(Original Issue Yield:
              5.422%),7/1/2018

   1,000,000  Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds (Series       AAA                       1,014,750
              A), 5.55% (Detroit Edison Co.)/(MBIA INS), 9/1/2029
   4,250,000  Monroe County, MI, Pollution Control Authority, PCR Revenue Bonds (Series         AAA                       4,715,673
              A), 6.35% (Detroit Edison Co.)/(AMBAC INS), 12/1/2004
   1,000,000  Novi, MI, Community School District, UT GO Bonds, Q-SBLF, 5.45% (Original         AA+                       1,061,380
              Issue Yield: 5.50%), 5/1/2003
     300,000  Oakland & Washtenaw Counties, MI, Revenue Bonds, 6.65% (Oakland Community         AA-                         329,805
              College District, MI)/(Original Issue Yield: 6.743%), 5/1/2011
   1,765,000  Oakland County, MI, EDC, Limited Obligation Revenue Bonds (Series 1997),           A1                       1,831,435
              5.50% (Lutheran Social Services of Michigan)/(First of America Bank,
              N.A.LOC), 6/1/2014

     250,000  Oakland County, MI, LT GO Bonds, Evergreen-Farmington Sewer Disposal,             AA+                         264,958
              6.30%, 5/1/2005
     610,000  Okemos, MI, Public School District, UT GO Refunding Bonds, Q-SBLF, 6.00%          AA+                         654,634
              (Michigan State GTD), 5/1/2002
     100,000  Ottawa County, MI, LT GO Bonds, Northwest Ottawa Water System,                     AA                         100,663
              6.85%,5/1/2000
   1,000,000  Petoskey, MI, Hospital Finance Authority, Limited Obligation Revenue &            AAA                         985,740
              Refunding Bonds, 5.00% (Northern Michigan Hospital Obligated Group)/(MBIA
              INS)/(Original Issue Yield: 5.22%), 11/15/2018

     400,000  Plymouth-Canton, MI, Community School District, UT GO Bonds (Series C),           AA+                         435,028
              Q-SBLF, 6.00% (Michigan State GTD)/(Original Issue Yield: 6.10%), 5/1/2003

              LONG-TERM MUNICIPALS--continued

              Michigan--continued

$    500,000  Plymouth-Canton, MI, Community School District, UT GO Refunding Bonds             AA+                 $       539,885
              (Series B), Q-SBLF, 6.80% (Michigan State GTD)/(United States Treasury
              PRF)/(Original Issue Yield: 6.90%), 5/1/2001 (@101)
   1,185,000  Riverview, MI, Community School District, UT GO Bonds, 6.20% (FGIC                AAA                       1,292,041
              INS)/(United States Treasury PRF), 5/1/2002 (@101.5)
     350,000  Rochester, MI, Community School District, UT GO Bonds, 6.50% (Michigan            AA+                         379,621
              State GTD)/(United States Treasury PRF)/(Original Issue Yield: 6.60%),
              5/1/2002 (@100)
     250,000  Rochester, MI, Community School District, UT GO Bonds, 6.50% (Michigan            AA+                         271,158
              State GTD)/(United States Treasury PRF)/(Original Issue Yield: 6.75%),
              5/1/2002 (@100)
     270,000  Shelby Charter Townships, MI, Building Authority, Revenue Bonds, 6.25%            AAA                         294,532
              (AMBAC INS)/(Original Issue Yield: 6.45%), 11/1/2006
     230,000  Shelby Charter Townships, MI, Building Authority, Revenue Bonds, 6.25%            AAA                         250,898
              (AMBAC INS)/(Original Issue Yield: 6.50%), 11/1/2007
     250,000  University of Michigan, Hospital Revenue Bonds, 7.00% (United States               AA                         270,188
              Treasury PRF)/(Original Issue Yield: 7.25%), 12/1/2000 (@102)
   1,500,000  University of Michigan, Hospital Revenue Refunding Bonds (Series A), 5.70%         AA                       1,622,535
              (Original Issue Yield: 5.80%), 12/1/2004
   1,000,000  Walled Lake, MI, Consolidated School District, UT GO Refunding Bonds, 5.30%       AAA                       1,070,780
              (MBIA INS)/(Original Issue Yield: 5.35%), 5/1/2008
   1,000,000  Wayne County, MI, Airport Revenue Bonds (Series 1998A), 5.00% (Detroit            AAA                         977,810
              Metropolitan Wayne County Airport)/(MBIA INS)/(Original Issue Yield:5.29%),
              12/1/2019

   2,500,000  Wayne County, MI, Revenue Bonds (Series A), 5.00% (Detroit Metropolitan           AAA                       2,419,000
              Wayne County Airport)/(MBIA INS), 12/1/2028
   1,000,000  Wayne County, MI, Building Authority, LT GO Capital Improvement Bonds,            AAA                       1,075,120
              5.35% (MBIA INS)/(Original Issue Yield: 5.40%), 6/1/2009
     885,000  Wyandotte, MI, Electric Authority, Revenue Refunding Bonds, 6.10% (MBIA           AAA                         957,597
              INS), 10/1/2002
   1,000,000  Yale, MI, Public Schools District, UT GO Bonds, 5.25% (Michigan State             Aaa                       1,023,620
              GTD)/(FSA INS)/(Original Issue Yield: 5.30%), 5/1/2017
   1,000,000  Ypsilanti, MI, School District, UT GO Refunding Bonds (Series 1998), 4.95%        AAA                       1,000,330
              (Q-SBLF GTD)/(FGIC INS)/(Original Issue Yield: 4.97%), 5/1/2015
              TOTAL                                                                                                      80,660,940
              TOTAL LONG-TERM MUNICIPALS (IDENTIFIED COST $76,490,892)                                                   80,660,940
              SHORT-TERM MUNICIPAL--3.0%
              Puerto Rico--3.0%
$  2,400,000  Puerto Rico Government Development Bank (GDB) Weekly VRDNs (MBIA                   AA                 $     2,400,000
              INS)/(Credit Suisse First Boston LIQ) (at amortized cost)
              TOTAL INVESTMENTS (IDENTIFIED COST $78,890,892)2                                                      $    83,060,940

 Securities that are subject to alternative minimum tax represent 10.9% of the fund's portfolio as calculated based upon total market value.

1 Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

2 The cost of investments for federal tax purposes amounts to $78,890,892. The net unrealized appreciation of investments on a federal tax basis amounts to $4,170,048 which is comprised of $4,202,694 appreciation and $32,646 depreciation at February 28, 1999.

   Note: The categories of investments are shown as a percentage of net assets ($81,543,711) at February 28, 1999.

The following acronyms are used throughout this portfolio:

AMBAC     --American Municipal Bond Assurance Corporation
CSD       --Central School District
EDC       --Economic Development Commission
FGIC      --Financial Guaranty Insurance Company
FSA       --Financial Security Assurance
GO        --General Obligation
GTD       --Guaranty
INS       --Insured
LIQ       --Liquidity Agreement
LOC       --Letter of Credit
LT        --Limited Tax
MBIA      --Municipal Bond Investors Assurance
PCR       --Pollution Control Revenue
PRF       --Prerefunded
Q-SBLF    --Qualified State Bond Loan Fund
UT        --Unlimited Tax
VRDNs     --Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

FEBRUARY 28, 1999 (UNAUDITED)

Assets:

Total investments in securities, at value (identified and tax cost $78,890,892)                        $   83,060,940
Income receivable                                                                                           1,209,721
Receivable for shares sold                                                                                     60,597
 TOTAL ASSETS                                                                                              84,331,258
Liabilities:
Payable for investments purchased                                                 $ 2,444,326
Payable for shares redeemed                                                             4,000
Income distribution payable                                                           321,757
Accrued expenses                                                                       17,464
 TOTAL LIABILITIES                                                                                          2,787,547
Net Assets for 7,365,294 shares outstanding                                                            $   81,543,711
Net Assets Consist of:

Paid in capital                                                                                        $   78,061,786
Net unrealized appreciation of investments                                                                  4,170,048
Accumulated net realized loss on investments                                                                 (688,123)
 TOTAL NET ASSETS                                                                                      $   81,543,711
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net Asset Value Per Share ($81,543,711 / 7,365,294 shares outstanding)                                    $     11.07
Offering Price Per Share (100/97.00 of $11.07)1                                                           $     11.41
Redemption Proceeds Per Share                                                                             $     11.07

1    See "Investing in the Fund" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)


Investment Income:

Interest                                                                                                      $   2,097,083
Expenses:

Investment advisory fee                                                               $   158,307
Administrative personnel and services fee                                                  61,987
Custodian fees                                                                              4,076
Transfer and dividend disbursing agent fees and expenses                                   14,802
Directors'/Trustees' fees                                                                   1,810
Auditing fees                                                                               6,697
Legal fees                                                                                  1,267
Portfolio accounting fees                                                                  26,477
Shareholder services fee                                                                   98,942
Share registration costs                                                                    9,955
Printing and postage                                                                        5,430
Insurance premiums                                                                          1,448
Miscellaneous                                                                               1,267
 TOTAL EXPENSES                                                                           392,465
Waivers:
Waiver of investment advisory fee                              $ (121,589)
Waiver of shareholder services fee                                (71,238)
 TOTAL WAIVERS                                                                           (192,827)

Net expenses                                                                                                        199,638
Net investment income                                                                                             1,897,445

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain on investments                                                                                     78,533
Net change in unrealized appreciation of investments                                                               (238,806)
Net realized and unrealized loss on investments                                                                    (160,273)
Change in net assets resulting from operations                                                                $   1,737,172

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


                                                                                        Six Months
                                                                                             Ended                Year

                                                                                        (unaudited)              Ended
                                                                                       February 28,          August 31,

                                                                                              1999                1998
Increase (Decrease) in Net Assets:
Operations:

Net investment income                                                                $   1,897,445          $   3,483,095
Net realized gain on investments ($78,533 and $359,864, respectively, as computed           78,533                359,864
 for federal tax purposes)

Net change in unrealized appreciation of investments                                      (238,806)             1,226,386
 CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                          1,737,172              5,069,345
Distributions to Shareholders:

Distributions from net investment income                                                (1,897,445)            (3,483,095)
Share Transactions:
Proceeds from sale of shares                                                            10,597,163             25,850,735
Net asset value of shares issued to shareholders in payment of distributions               355,735                712,814
 declared

Cost of shares redeemed                                                                 (6,980,031)           (18,010,272)
 CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                                  3,972,867              8,553,277
Change in net assets                                                                     3,812,594             10,139,527
Net Assets:
Beginning of period                                                                     77,731,117             67,591,590
End of period                                                                        $  81,543,711          $  77,731,117

See Notes which are an integral part of the Financial Statements

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                           Six Months
                                                Ended

                                           (unaudited)

                                          February 28,                    Year Ended August 31,

                                                 1999      1998         1997             1996        1995               1994
Net Asset Value, Beginning                $ 11.09         $ 10.85       $ 10.70         $ 10.80     $ 10.59            $ 11.02
 ofPeriod

Income from InvestmentOperations:

Net investment income                        0.26            0.53          0.54            0.36        0.54               0.53
Net realized and unrealized gain            (0.02)           0.24          0.15           (0.10)       0.21              (0.43)
 (loss) on investments

 TOTAL FROM INVESTMENT OPERATIONS            0.24            0.77          0.69            0.26        0.75               0.10
Less Distributions:
Distributions from net                      (0.26)          (0.53)        (0.54)          (0.36)      (0.54)             (0.53)
 investmentincome

Net Asset Value, End of Period            $ 11.07         $ 11.09       $ 10.85         $ 10.70     $ 10.80            $ 10.59
Total Return(1)                              2.21%           7.27%         6.59%           4.13%       7.39%              0.88%

Ratios to Average Net Assets:

Expenses                                     0.50%(2)        0.50%         0.50%           0.50%       0.50%              0.50%
Net investment income                        4.79%(2)        4.85%         5.00%           4.99%       5.19%              4.87%
Expense waiver/reimbursement(3)              0.49%(2)        0.55%         0.59%           0.63%       0.65%              0.57%
Supplemental Data:

Net assets, end of period                 $81,544         $77,731       $67,592         $62,785     $60,621            $58,480
 (000omitted)
Portfolio turnover                              4%             15%           12%              7%         23%                13%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

FEBRUARY 28, 1999 (UNAUDITED)

ORGANIZATION

Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Michigan Intermediate Municipal Trust (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income which is exempt from federal regular income tax and the personal income taxed imposed by the state of Michigan and Michigan municipalities.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Short-term securities are valued at the prices provided by an independent pricing service. However, short- term securities with the remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

  At August 31, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $766,656, which will reduce the taxable incoming arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year                         Expiration Amount

2004                                             $766,656

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:


                                                                            Six Months                 Year Ended
                                                                          Ended February               August 31,
                                                                          28, 1999 Shares             1998 Shares

Shares sold                                                                      953,814                 2,352,166
Shares issued to shareholders in payment of distributions declared                31,979                    64,867
Shares redeemed                                                                 (628,019)               (1,639,057)
    NET CHANGE RESULTING FROM SHARE TRANSACTIONS                                 357,774                   777,976

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fee

Federated Investment Management Company (formerly, Federated Advisers), the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Interfund Transaction

During the period ended February 28, 1999, the Trust engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act and amounted to $10,600,000 and $10,800,000, respectively.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended February 28, 1999, were as follows:

Purchases                        $2,806,029
Sales                            $8,118,863

CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at February 28, 1999, 39.0% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 18.1% of total investments.

YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

WILLIAM J. COPELAND

J. CHRISTOPHER DONAHUE

JAMES E. DOWD, ESQ.

LAWRENCE D. ELLIS, M.D.

EDWARD L. FLAHERTY, JR., ESQ.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

WESLEY W. POSVAR

MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

WILLIAM D. DAWSON III

Chief Investment Officer

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

J. SCOTT ALBRECHT

Vice President

RICHARD J. THOMAS

Treasurer

NICHOLAS J. SEITANAKIS

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.

  This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
Michigan

Intermediate
Municipal
Trust

SEMI-ANNUAL REPORT
TO SHAREHOLDERS

FEBRUARY 28, 1999

[FEDERATED LOGO]

Federated Michigan Intermediate Municipal Trust
Federated Investors Funds
5800 Corporate Drive

Pittsburgh, PA 15237-7000

1-800-341-7400

www.federatedinvestors.com

Federated Securities Corp., Distributor

Cusip 625922703

3032602 (4/99)

Federated is a registered mark
of Federated Investors, Inc.
1999 (C)Federated Investors, Inc.

SEMI-ANNUAL REPORT

PRESIDENT'S MESSAGE

Dear Shareholder:

I am pleased to present the Semi-Annual Report to Shareholders of Federated New York Municipal Income Fund, a portfolio of Municipal Securities Income Trust. This report covers the first half of the fund's fiscal year, which is the six-month period from September 1, 1998 through February 28, 1999. The report begins with a discussion with the fund's portfolio manager, followed by a complete listing of the fund's holdings and financial statements.

Federated New York Municipal Income Fund is a convenient way for tax-sensitive New York residents to pursue income that is exempt from federal regular income tax, state income tax, and New York City local income tax.1 This double tax-free advantage (triple tax-free for New York City residents) gives investors the opportunity to earn a greater after-tax yield than they could in a comparable high-quality taxable investment.

During the six-month reporting period, the fund paid a monthly dividend stream totaling $0.27 per share, while the share price decreased slightly from $11.00 to $10.96. As a result, the fund achieved a six-month total return of 2.06% based on net asset value.2 The fund's net assets totaled $25.7 million at the end of the reporting period.

Thank you for joining other shareholders of Federated New York Municipal Income Fund in pursuing monthly, double tax-free (or triple tax-free for New York City residents) investment income. Of course, you have the option of receiving any income from the fund or building your account by reinvesting your dividends and compounding tax free.

Sincerely,

/S/Richard B. Fisher

Richard B. Fisher
President

April 15, 1999

1 Income may be subject to the federal alternative minimum tax.

2Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the six-month reporting period based on offering price was (3.50%).

Investment Review

What's your review of the municipal bond marketplace over the reporting period?

During the reporting period, there was an imbalance between supply and demand in the municipal bond market. Municipal bond issuance was extremely heavy as a result of low relative interest rates, which gave municipal entities the opportunity to refund existing high coupon debt. In addition, many state and local governments had significant infrastructure development needs. Demand for municipal bonds was impacted by "rate shock" that individual investors experienced when long term yields on municipal bonds were at or below the 5.00% threshold. Demand by institutions, including arbitrageurs, property and casualty insurers and corporations, was relatively mixed with some institutions actually being net sellers over the reporting period.

  Municipal bond insurance continued to be a significant influence on the market. Approximately 59% of the municipal bonds issued in 1998 were guaranteed by one of the mono-line municipal bond insurers, such as MBIA and AMBAC. The prevalence of bond insurance combined with a low nominal interest rate environment allowed credit spreads to remain historically tight. However, particular credit concerns have developed within specific sectors of the municipal market. The hospital sector has shown specific vulnerability as a result of the Medicare reimbursement reductions included in the last federal budget reconciliation bill. The electric utility and public power sectors have also been vulnerable to credit deterioration as a result of the continuing effects of deregulation.

How have New York municipal bonds performed over the reporting period?

Credit quality continued to remain strong throughout the state as represented by strong employment growth, additional new business formation and a protracted low inflation environment. This solid economic performance and stable demand for municipal bonds has helped New York municipal bonds perform favorably over the reporting period. New York municipal debt was trading with a spread of approximately 89 basis points to the benchmark AAA municipal yield curve at the end of February 1999. This is tighter than the six month average of 83.5 basis points.

How has Federated New York Municipal Income Fund performed with respect to total return and income for the six-month reporting period ended February 28, 1999?

For the six month reporting period ended February 28, 1999, the fund produced a total return of 2.06% based on net asset value.1 This return lagged the Lehman Brothers Municipal Bond Index2 but outpaced the Lipper New York Municipal Fund Average3 total returns of 2.62% and 1.91%, respectively. The income on the fund was competitive during the reporting period. The fund's 30-day

1Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the six-month reporting period based on offering price was (3.50%).

2The Lehman Brothers Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. To be included in the Index, bonds must have a minimum credit rating of at least Baa. This index is unmanaged, and investments cannot be made in the index.

3The Lipper New York Municipal Fund Average represents the average total of the returns reported by all mutual funds designated by Lipper Analytical Services, Inc. as falling in the category. This figure does not reflect sales charges.

current net yield, or SEC yield, on February 28, 1999 was 4.23%4 based on net asset value. The yield represents a decrease from the 4.50% SEC yield at the beginning of the reporting period.

What accounted for the fund's performance?

The Fund's duration was positioned to be neutral to the relevant municipal benchmark. Municipal yields were generally higher over the reporting period with the Bond Buyer Municipal Index moving from a low of 4.95% to 5.17% at the end of the reporting period.5 The high for the index over the reporting period was 5.22% on January 11, 1999. The duration and average maturity of the fund were structured so as to take advantage of what management expected to be a trading range for municipal interest rates over the reporting period. The fund was also effected by spread widening in the BBB credit sector, to which it had limited exposure.

What kind of environment do you see ahead for municipal bonds?

The municipal bond market is undergoing fundamental changes that are being driven by new technology. These changes include technology based initiatives such as competitive bidding for municipal bond issues over the Internet and may eventually lead to Internet trading of municipal bonds. The municipal bond markets use of these new technologies will lead to better dissemination of information and potentially greater market efficiency. There have also been enormous improvements in information disclosure and the availability of municipal bond prices to investors.

  The volume of municipal issuance in 1999 is expected to be around $230 billion, with a potential increase in refunding volume in what may be a lower interest rate environment. Municipal bond insurance may become less prevalent as bond insurers pull away from certain sectors of the market and toughen underwriting standards, especially for hospitals. The prevalence of more uninsured municipal bonds in the market place may contribute to additional credit spread widening in the coming period.

  Year 2000 (Y2K) spending by municipal governments is a potential credit factor which must be taken into consideration as far as both the cost and the effectiveness of their Y2K preparedness. The market does not expect any material interruptions in the supply of necessary municipal services. However, there remains the potential for some State functions to suffer temporary disruptions.

  The approach of the presidential election cycle will bring potential federal tax law changes back into the news. Potential developments such as the introduction of a flat tax or significant changes to the top marginal brackets could affect the trading value of municipal debt relative to taxable fixed income alternatives, such as corporate and treasury securities.

4 The fund's 30-day SEC yield on February 28, 1999, was 4.04%, based on offering price.

5The Bond Buyer Municipal Index is a standard against which municipal bonds are measured.

Portfolio of Investments

FEBRUARY 28, 1999 (UNAUDITED)



Principal                                                                                             Credit(1)              Value
 Amount                                                                                               Rating

              LONG-TERM MUNICIPALS--97.7%
              New York--97.7%

$  1,000,000  Amherst, NY IDA, Tax-Exempt Lease Revenue Bonds (Series 1997A), 5.55%                        A          $  1,036,850
              (KeyBank, N.A. LOC)/(Original Issue Yield: 5.65%), 10/1/2017
     500,000  Essex County, NY IDA, PCR Refunding Revenue Bonds (Series 1997C), 5.70%                   BBB+               541,640
              (International Paper Co.), 7/1/2016
     500,000  Essex County, NY IDA, Solid Waste Disposal Revenue Bonds (Series A), 5.80%                BBB+               513,945
              (International Paper Co.), 12/1/2019
     760,000  Hamilton County, NY IDA, Civic Facilities Revenue Bond (Series 1998A), 5.25%              Baa1               754,870
              (Adirondack Historical Association), 11/1/2018
     500,000  Long Island Power Authority, Electric System General Revenue Bonds, (Series                 A-               515,735
              1998A), 5.50% (Original Issue Yield: 5.57%), 12/1/2029
     305,000  Nassau County, NY IDA, Civic Facility Revenue Bonds, 6.85% (Hofstra                          A               355,523
              University), 1/1/2012
     330,000  Nassau County, NY IDA, Civic Facility Revenue Bonds, 6.85% (Hofstra                          A               384,664
              University), 1/1/2013
   1,000,000  New York City Municipal Water Finance Authority, Water & Sewer System                        A             1,001,390
              Revenue Bonds (Series A), 5.125% (Original Issue Yield: 5.50%), 6/15/2021
   1,000,000  New York City, NY IDA, Civic Facility Revenue Bonds (Series 1995), 6.30%                  Baa2             1,061,820
              (College of New Rochelle)/(Original Issue Yield: 6.45%), 9/1/2015
     500,000  New York City, NY IDA, Civic Facility Revenue Bonds, 7.00% (Mt. St. Vincent                 NR               545,935
              College, NY), 5/1/2008
     400,000  New York City, NY IDA, Civil Facilities Revenue Bonds, 5.80% (YMCA of                     Baa3               422,068
              Greater NY)/(Original Issue Yield: 6.10%), 8/1/2016
     400,000  New York City, NY IDA, Industrial Development Revenue Bonds (Series 1997),                BBB-               411,232
              5.75% (Brooklyn Navy Yard Cogeneration Partners, L.P. Project)/ (Original
              Issue Yield: 5.81%), 10/1/2036

     400,000  New York City, NY IDA, Revenue Bonds, 5.65% (United Air Lines)/(Original                   BB+               405,580
              Issue Yield: 5.682%), 10/1/2032
   1,000,000  New York City, NY IDA, Special Facilities Revenue Bonds, 5.25% (British                      A               997,560
              Airways), 12/1/2032
     750,000  New York City, NY IDA, Special Facilities Revenue Bonds, 6.90% (American                  BBB-               827,153
              Airlines), 8/1/2024
   1,000,000  New York City, NY Transitional Finance Authority, Future Tax Secured Bonds                  AA               965,770
              (Series 1998B), 4.75% (Original Issue Yield: 4.95%), 11/15/2018
     500,000  New York City, NY, GO UT Bonds, Series B, 7.25% (Original Issue Yield:                      A-               588,395
              7.55%), 8/15/2004 (@101)
   1,175,000  New York State Dormitory Authority, Capital Appreciation Revenue Bonds                     AAA               361,019
              (Manhattanville College)/(MBIA INS)/(Original Issue Yield: 5.80%), 7/1/2022

              LONG-TERM MUNICIPALS--continued

              New York--continued

$  1,000,000  New York State Dormitory Authority, FHA-Insured Mortgage Nursing Home                      AAA          $
              Revenue Bonds (Series 1999), 5.00% (Menorah Home and Hospital for the Aged                                   993,210
              and Infirm)/(AMBAC and FHA INS), 8/1/2018

     900,000  New York State Dormitory Authority, Revenue Bonds (Series A), 6.50%                         A+             1,004,067
              (University of Rochester, NY)/(Original Issue Yield: 6.582%), 7/1/2019
   1,000,000  New York State Dormitory Authority, Revenue Bonds, 5.50% (Long Island                       AA             1,030,990
              University)/(Asset Guaranty INS)/(Original Issue Yield: 5.75%), 9/1/2020
     500,000  New York State Dormitory Authority, Revenue Bonds, 6.25% (Nyack                                              532,720
              Hospital)/(Original Issue Yield: 6.50%), 7/1/2013                                         Baa2

   1,000,000  New York State Environmental Facilities Corp., Solid Waste Disposal Revenue                BBB             1,044,880
              Bonds, 6.10% (Occidental Petroleum Corp.)/(Original Issue Yield: 6.214%),
              11/1/2030
     900,000  New York State Environmental Facilities Corp., Water Facilities Revenue                    AAA               991,611
              Refunding Bonds (Series A), 6.30% (Spring Valley Water Co., NY)/(AMBAC INS),
              8/1/2024

   1,000,000  New York State HFA, Service Contract Obligation Revenue Bonds (Series                     BBB+             1,111,550
              1995A), 6.375% (Original Issue Yield: 6.45%), 9/15/2015
   1,000,000  New York State Medical Care Facilities Finance Agency, FHA-Mortgage Revenue                 AA             1,099,910
              Bonds (Series A), 6.50% (Lockport Memorial Hospital, NY)/ (FHA GTD),
              2/15/2035
   1,000,000  New York State Medical Care Facilities Finance Agency, Revenue Bonds (Series                AA             1,106,960
              B), 6.60% (FHA GTD)/(Original Issue Yield: 6.625%), 8/15/2034
   2,000,000  New York State Mortgage Agency, Revenue Bonds (Series 40A), 6.70%,4/1/2025                 Aaa             2,160,200
     300,000  New York State Power Authority, Revenue Bonds (Series 1998A), 5.00%                        AA-               303,660
              (Original Issue Yield: 5.13%), 2/15/2015

     500,000  New York State Thruway Authority, Local Highway and Bridge Service Contract               BBB+               568,025
              Revenue Bonds, (Series 1995), 6.25% (Original Issue Yield: 6.435%), 4/1/2014
     400,000  Niagara Falls, NY City School District, Certificates of Participation                     BBB-               401,648
              (Series 1998), 5.375% (Original Issue Yield: 5.42%), 6/15/2028
     500,000  Port Authority of New York and New Jersey, Revenue Bonds (Series 96), 6.60%                AAA               561,245
              (FGIC INS)/(Original Issue Yield: 6.65%), 10/1/2023
     500,000  Suffolk County, NY IDA, Industrial Development Revenue Bonds (Series 1998),                 NR               502,860
              5.50% (Nissequogue Cogen Partners Facility)/(Original Issue Yield: 5.528%),
              1/1/2023
              TOTAL LONG-TERM MUNICIPALS (IDENTIFIED COST $23,463,755)                                                  25,104,685
              SHORT-TERM MUNICIPALS--0.4%
              Puerto Rico--0.4%
$    100,000  Puerto Rico Government Development Bank (GDB) Weekly VRDNs (MBIA                            AA          $    100,000
              INS)/(Credit Suisse First Boston LIQ) (at amortized cost)
              TOTAL INVESTMENTS (IDENTIFIED COST $23,563,755)(2)                                                      $ 25,204,685

1 Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited. At February 28, 1999, 30.0% of the total investments at market value were subject to alternative minimum tax.

2 The cost of investments for federal tax purposes amounts to $23,563,755. The net unrealized appreciation of investments on a federal tax basis amounts to $1,640,930 which is comprised of $1,676,920 appreciation and $35,990 depreciation at February 28, 1999. Note: The categories of investments are shown as a percentage of net assets ($25,681,863) at February 28, 1999.

The following acronyms are used throughout this portfolio:

AMBAC     --Aerican Municipal Bond Assurance Corporation
FGIC      --Financial Guaranty Insurance Company
FHA       --Federal Housing Administration
GO        --General Obligation
GTD       --Guaranty
HFA       --Housing Finance Authority
IDA       --Industrial Development Authority
INS       --Insured
LIQ       --Liquidity Agreement
LOC       --Letter of Credit
MBIA      --Municipal Bond Investors Assurance
PCR       --Pollution Control Revenue
UT        --Unlimited Tax
VRDNs     --Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

FEBRUARY 28, 1999 (UNAUDITED)

Assets:

Total investments in securities, at value (identified and tax cost $23,563,755)                        $   25,204,685
Cash                                                                                                          102,028
Income receivable                                                                                             373,251
Receivable for shares sold                                                                                     87,206
Prepaid expenses                                                                                               18,205
 TOTAL ASSETS                                                                                              25,785,375
Liabilities:
Payable for shares redeemed                                                         $     494
Income distribution payable                                                           103,018
 TOTAL LIABILITIES                                                                                            103,512
Net Assets for 2,342,916 shares outstanding                                                            $   25,681,863
Net Assets Consist of:

Paid in capital                                                                                        $   24,914,592
Net unrealized appreciation of investments                                                                  1,640,930
Accumulated net realized loss on investments                                                                 (873,659)
 TOTAL NET ASSETS                                                                                      $   25,681,863
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net Asset Value Per Share ($25,681,863 / 2,342,916 shares outstanding)                                    $     10.96
Offering Price Per Share (100/95.50 of $10.96)1                                                           $     11.48
Redemption Proceeds Per Share                                                                             $     10.96

1    See "Investing in the Fund" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)


Investment Income:

Interest                                                                                                    $  696,468
Expenses:

Investment advisory fee                                                              $   49,821
Administrative personnel and services fee                                                61,987
Custodian fees                                                                              859
Transfer and dividend disbursing agent fees and expenses                                 12,281
Directors'/Trustees' fees                                                                 1,267
Auditing fees                                                                             7,240
Legal fees                                                                                  905
Portfolio accounting fees                                                                23,728
Distribution services fee                                                                62,277
Shareholder services fee                                                                 31,138
Share registration costs                                                                  7,783
Printing and postage                                                                      5,973
Insurance premiums                                                                        1,448
Miscellaneous                                                                             2,534
 TOTAL EXPENSES                                                                         269,241
Waivers and Reimbursements:
Waiver of investment advisory fee                              $ (49,821)
Waiver of distribution services fee                              (59,786)
Waiver of shareholder services fee                                (2,491)
Reimbursement of other operating expenses                        (69,408)
 TOTAL WAIVERS AND REIMBURSEMENTS                                                      (181,506)

Net expenses                                                                                                    87,735
Net investment income                                                                                          608,733

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain on investments                                                                               113,681
Net change in unrealized appreciation of investments                                                          (203,467)
Net realized and unrealized loss on investments                                                                (89,786)
Change in net assets resulting from operations                                                              $  518,947

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


                                                                                         Six Months
                                                                                              Ended               Year

                                                                                         (unaudited)             Ended
                                                                                         February 28,        August 31,

                                                                                                1999              1998
Increase (Decrease) in Net Assets:
Operations:

Net investment income                                                                    $     608,733        $  1,145,349
Net realized gain on investments ($113,681 and $146,593, respectively as computed              113,681             146,593
 for federal tax purposes.)

Net change in unrealized appreciation of investments                                          (203,467)            660,446
 CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                                518,947           1,952,388
Distributions to Shareholders:

Distributions from net investment income                                                      (608,733)         (1,145,349)
Share Transactions:
Proceeds from sale of shares                                                                 3,414,663           4,905,471
Net asset value of shares issued to shareholders in payment of distributionsdeclared           224,022             548,237
Cost of shares redeemed                                                                     (2,218,456)         (4,295,799)
 CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                                      1,420,229           1,157,909
Change in net assets                                                                         1,330,443           1,964,948
Net Assets:

Beginning of period                                                                         24,351,420          22,386,472
End of period                                                                            $  25,681,863        $ 24,351,420

See Notes which are an integral part of the Financial Statements

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                           Six Months
                                             Ended

                                          (unaudited)

                                          February 28,                       Year Ended August 31,

                                              1999         1998           1997            1996         1995         1994
Net Asset Value, BeginningofPeriod        $ 11.00         $ 10.62        $ 10.17        $ 10.13       $ 10.10      $ 10.92
Income from InvestmentOperations:

Net investment income                        0.27            0.54           0.56           0.58          0.57         0.57
Net realized and unrealized                 (0.04)           0.38           0.45           0.04          0.03        (0.82)
 gain(loss) on investments

 TOTAL FROM INVESTMENT OPERATIONS            0.23            0.92           1.01           0.62          0.60        (0.25)
Less Distributions:
Distributions from net                      (0.27)          (0.54)         (0.56)         (0.58)        (0.57)       (0.57)
 investmentincome

Net Asset Value, End of Period            $ 10.96         $ 11.00        $ 10.62        $ 10.17       $ 10.13      $ 10.10
Total Return(1)                              2.06%           8.83%         10.13%          6.18%         6.41%       (2.31%)

Ratios to Average Net Assets:

Expenses                                     0.70%(2)        0.71%          0.66%          0.60%         0.59%        0.39%
Net investment income                        4.89%(2)        4.96%          5.34%          5.62%         5.94%        5.49%
Expense waiver/reimbursement(3)              1.46%(2)        1.60%          1.75%          1.93%         1.74%        2.07%
Supplemental Data:

Net assets, end of period                 $25,682         $24,351        $22,386        $21,932       $21,600      $23,152
 (000omitted)
Portfolio turnover                             11%             30%            59%            11%           55%          37%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

FEBRUARY 28, 1999 (UNAUDITED)

ORGANIZATION

Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated New York Municipal Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax) and the personal income taxes imposed by the state of New York and New York municipalities.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Short-term securities are valued at the prices provided by an independent pricing service. However, short- term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

  At August 31, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $987,340, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year                 Expiration Amount
2003                                     $  3,143
2004                                      983,796
2005                                          401

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:


                                                                                 Six Months            Year Ended
                                                                                   Ended               August 31,

                                                                                February 28,              1998
                                                                                    1999

Shares sold                                                                          310,321               452,550
Shares issued to shareholders in payment of distributions declared                    20,305                50,557
Shares redeemed                                                                     (201,432)             (396,777)
  NET CHANGE RESULTING FROM SHARE TRANSACTIONS                                       129,194               106,330

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fee

Federated Investment Management Company (formerly, Federated Advisers), the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets.

  The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC") the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.50% of the average daily net assets of the Fund shares, annually, to compensate FSC.

  The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Interfund Transactions

During the period ended February 28, 1999, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act and amounted to $4,000,000 and $4,700,000, respectively.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended February 28, 1999, were as follows:

Purchases                         $4,681,570
Sales                             $2,722,930

CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at February 28, 1999, 20.1% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 7.9% of total investments.

YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

WILLIAM J. COPELAND

J. CHRISTOPHER DONAHUE

JAMES E. DOWD, ESQ.

LAWRENCE D. ELLIS, M.D.

EDWARD L. FLAHERTY, JR., ESQ.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

WESLEY W. POSVAR

MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

WILLIAM D. DAWSON III

Chief Investment Officer

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President, and Secretary

J. SCOTT ALBRECHT

Vice President

RICHARD J. THOMAS

Treasurer

NICHOLAS J. SEITANAKIS

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.

  This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
New York
Municipal
Income Fund

SEMI-ANNUAL REPORT
TO SHAREHOLDERS

FEBRUARY 28, 1999

[FEDERATED LOGO]

Federated New York Municipal Income Fund
Federated Investors Funds
5800 Corporate Drive

Pittsburgh, PA 15237-7000

1-800-341-7400

www.federatedinvestors.com

Federated Securities Corp., Distributor

Cusip 625922208

4031009 (4/99)

Federated is a registered mark of Federated Investors, Inc.

1999 (C)Federated Investors, Inc.      [RECYCLED PAPER LOGO]

SEMI-ANNUAL REPORT

PRESIDENT'S MESSAGE

Dear Shareholder:

I am pleased to present the Semi-Annual Report to Shareholders of Federated Ohio Municipal Income Fund, a portfolio of Municipal Securities Income Trust. This report covers the first half of the fund's fiscal year, which is the six-month period from September 1, 1998 through February 28, 1999. The report begins with a discussion with the fund's portfolio manager, followed by a complete listing of the fund's holdings and its financial statements.

Federated Ohio Municipal Income Fund is a convenient way for tax-sensitive Ohio residents to pursue income that is exempt from federal regular income tax and state income tax.1 This double tax-free advantage gives investors the opportunity to earn a greater after-tax yield than they could in a comparable high-quality taxable investment.

During the six-month reporting period, the fund paid a monthly dividend stream totaling $0.28 per share and capital gains totaling $0.12 per share, while the share price decreased from $11.91 to $11.73. As a result, the fund achieved a six-month total return of 1.91%2 based on net asset value. The fund's net assets reached $82 million at the end of the reporting period.

Thank you for joining other shareholders of Federated Ohio Municipal Income Fund in pursuing monthly, double tax-free investment income. Of course, you have the option of receiving any income from the fund or building your account by reinvesting your dividends and compounding tax free.

Sincerely,

/S/Richard B. Fisher

Richard B. Fisher
President
April 15, 1999

1 Income may be subject to the federal alternative minimum tax.

2Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the six-month reporting period based on offering price was (0.08%)

Investment Review

What's your review of the municipal bond marketplace over the reporting period?

During the reporting period, there was an imbalance between supply and demand in the municipal bond market. Municipal bond issuance was extremely heavy as a result of low relative interest rates, which gave municipal entities the opportunity to refund existing high coupon debt. In addition, many state and local governments had significant infrastructure development needs. Demand for municipal bonds was impacted by "rate shock" that individual investors experienced when long term yields on municipal bonds were at or below the 5.00% threshold. Demand by institutions, including arbitrageurs, property and casualty insurers and corporations, was relatively mixed with some institutions actually being net sellers over the reporting period.

  Municipal bond insurance continued to be a significant influence on the market. Approximately 59% of the municipal bonds issued in 1998 were guaranteed by one of the mono-line municipal bond insurers, such as MBIA and AMBAC. The prevalence of bond insurance combined with a low nominal interest rate environment allowed credit spreads to remain historically tight. However, particular credit concerns have developed within specific sectors of the municipal market. The hospital sector has shown specific vulnerability as a result of the Medicare reimbursement reductions included in the last federal budget reconciliation bill. The electric utility and public power sectors have also been vulnerable to credit deterioration as a result of the continuing effects of deregulation.

How have Ohio municipal bonds performed over the period?

Credit quality continued to remain strong throughout the State as represented by strong employment growth, additional new business formation and a protracted low inflation environment. This solid economic performance and stable demand for municipal bonds has helped Ohio municipal bonds perform favorably over the reporting period. Ohio municipal debt was trading with a spread of approximately 92 basis points to the benchmark AAA municipal yield curve at the end of February 1999. This is tighter than the six month average of 87.1 basis points.

How has Federated Ohio Municipal Income Fund performed with respect to total return and income for the six-month reporting period ended February 28, 1999?

For the six month period ended February 28, 1999, the fund's Class F shares produced a total return of 1.91% based on net asset value.1 This return lagged both the Lehman Brothers Municipal Bond Index2 and the Lipper Ohio Municipal Funds Average3 total returns of 2.62% and 1.96%, respectively. The income on the fund

1Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the six-month reporting period based on offering price was (0.08%).

2Lehman Brothers Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. To be included in the Index, bonds must have a minimum credit rating of at least Baa. This index is unmanaged, and investments cannot be made in the index.

3The Lipper Ohio Municipal Funds Average represents the average of the total returns reported by all mutual funds designated by Lipper Analytical Services, Inc. as falling in the category. This figure does not reflect sales charges.

was competitive during the reporting period. The fund's 30-day current net yield, or SEC yield, on February 28, 1999 was 4.14% for Class F Shares based on net asset value.4 The yield represents a decrease from the 4.20% SEC yield at the beginning of the reporting period.

What accounted for the fund's performance?

The Fund's duration was positioned to be neutral to the relevant municipal benchmark. Municipal yields were generally higher over the reporting period with the Bond Buyer Municipal Index moving from a low of 4.95% to 5.17% at the end of the reporting period.5 The high for the index over the reporting period was 5.22% on January 11, 1999. The duration and average maturity of the fund were structured so as to take advantage of what management expected to be a trading range for municipal interest rates over the reporting period. The fund was also effected by spread widening in the BBB credit sector, to which it had limited exposure.

What kind of environment do you see ahead for municipal bonds?

The municipal bond market is undergoing fundamental changes that are being driven by new technology. These changes include technology based initiatives such as competitive bidding for municipal bond issues over the Internet and may eventually lead to Internet trading of municipal bonds. The municipal bond markets use of these new technologies will lead to better dissemination of information and potentially greater market efficiency. There have also been enormous improvements in information disclosure and the availability of municipal bond prices to investors.

  The volume of municipal issuance in 1999 is expected to be around $230 billion, with a potential increase in refunding volume in what may be a lower interest rate environment. Municipal bond insurance may become less prevalent as bond insurers pull away from certain sectors of the market and toughen underwriting standards, especially for hospitals. The prevalence of more uninsured municipal bonds in the marketplace may contribute to additional credit spread widening in the coming period.

  Year 2000 (Y2K) spending by municipal governments is a potential credit factor which must be taken into consideration as far as both the cost and the effectiveness of their Y2K preparedness. The market does not expect any material interruptions in the supply of necessary municipal services. However, there remains the potential for some State functions to suffer temporary disruptions.

  The approach of the presidential election cycle will bring potential federal tax law changes back into the news. Potential developments such as the introduction of a flat tax or significant changes to the top marginal brackets could affect the trading value of municipal debt relative to taxable fixed income alternatives, such as corporate and treasury securities.

4 The 30-day SEC yield for Class F shares on February 28, 1999 was 4.10% based on offering price.

5 The Bond Buyer Municipal Index is a standard against which municipal bonds are measured.

Portfolio of Investments

FEBRUARY 28, 1999 (UNAUDITED)



Principal                                                                                     Creddit(1)       Value
Amount                                                                                         Rating

               LONG-TERM MUNICIPALS--98.3%
               Ohio --92.7%

$   1,000,000  Barberton, OH, City School District, UT GO Bonds (Series 1998), 5.00%           AAA             $    1,012,740
               (FGIC INS)/(Original Issue Yield: 5.23%), 11/1/2015
      300,000  Bellefontaine, OH, Storm Water Utility LT GO Bonds, 7.05%, 6/1/2011               A                    323,316
    2,000,000  Brecksville-Broadview Heights City School District, OH, UT GO Bonds,            AAA                  2,041,980
               5.25% (FGIC INS)/(Original Issue Yield: 5.825%), 12/1/2021

      500,000  Brunswick, OH, UT GO Bonds, 7.35% (Original Issue Yield: 7.446%),                                      544,795
               12/1/2010                                                                        A2

    1,000,000  Clermont County, OH, Hospital Facilities Refunding & Revenue Bonds              AAA                  1,051,870
               (Series B), 5.625% (Mercy Health Systems)/(AMBAC INS)/(Original Issue
               Yield: 5.80%), 9/1/2021

    1,000,000  Cleveland, OH, Airport System, Revenue Bonds (Series 1997A), 5.125% (FSA        AAA                    988,000
               INS)/(Original Issue Yield: 5.41%), 1/1/2022
    2,500,000  Cleveland, OH, Airport System, Revenue Bonds (Series A), 6.00% (FGIC            AAA                  2,709,225
               INS)/(Original Issue Yield: 6.378%), 1/1/2024
    2,000,000  Cleveland, OH, Public Power System, Revenue Bonds, First Mortgage (Series       AAA                  2,357,760
               A), 7.00% (MBIA INS)/(United States Treasury PRF)/(Original Issue Yield:
               7.15%), 11/15/2024

    2,600,000  Columbus, OH, Municipal Airport Authority, Improvement Revenue Bonds,           AAA                  2,851,628
               6.25% (Port Columbus International Airport)/(MBIA INS)/(OriginalIssue
               Yield: 6.35%), 1/1/2024

      500,000  Cuyahoga County, OH, Health Care Facilities, Revenue Refunding Bonds,            NR                    480,175
               5.50% (Benjamin Rose Institute)/(Original Issue Yield: 5.75%), 12/1/2028
    1,500,000  Cuyahoga County, OH, Hospital Authority, Improvement & Refunding Revenue        AAA                  1,568,160
               Bonds (Series A), 5.625% (University Hospitals Health System, Inc.)/(MBIA
               INS LOC)/(Original Issue Yield: 5.90%), 1/15/2026

    1,500,000  Cuyahoga County, OH, Hospital Authority, Revenue Bonds, 6.25% (Meridia          AAA                  1,723,650
               Health System)/(Original Issue Yield: 6.80%), 8/15/2024
    1,000,000  Forest Hills, OH, Local School District, UT GO Bonds, 5.70% (MBIA INS),         AAA                  1,077,420
               12/1/2016
    1,500,000  Franklin County, OH, Health Care Facilities, Revenue Refunding Bonds,            NR                  1,465,935
               5.50% (Ohio Presbyterian Retirement Services)/(Original Issue Yield:
               5.69%), 7/1/2021

      500,000  Franklin County, OH, Hospital Facility Authority, Hospital Revenue              AAA                    533,400
               Refunding & Improvement Bonds, 7.25% (Riverside United Methodist
               Hospital)/(MBIA INS)/(Original Issue Yield: 7.29%), 5/15/2020
               LONG-TERM MUNICIPALScontinued
               Ohio--continued

$   2,000,000  Franklin County, OH, Hospital Facility Authority, Revenue Refunding Bonds       Aa3             $    2,082,960
               (Series A), 5.75% (Riverside United Methodist Hospital)/(Original Issue
               Yield: 6.10%), 5/15/2020

    1,000,000  Franklin County, OH, Revenue Bonds (Series 1998A), 5.20% (OCLC Online             A                  1,003,760
               Computer Library Center, Inc.), 10/1/2020
    1,300,000  Hamilton County, OH, Health System, Revenue Refunding Bonds, Providence         BBB                  1,390,168
               Hospital, 6.875% (Franciscan Sisters of Christian Charity HealthCare
               Ministry, Inc.)/(Original Issue Yield: 7.05%), 7/1/2015

      700,000  Hamilton County, OH, Hospital Facilities Authority, Revenue Refunding &          A-                    765,254
               Improvement Bonds, 7.00% (Deaconess Hospital)/(Original Issue Yield:
               7.046%), 1/1/2012

    2,000,000  Hamilton County, OH, Hospital Facilities Authority, Revenue Refunding             A                  2,174,100
               Bonds (Series A), 6.25% (Bethesda Hospital, OH)/(Original Issue Yield:
               6.55%), 1/1/2012

    1,000,000  Hamilton County, OH, Sales Tax Bonds (Series 1998A), 4.75% (Hamilton            AAA                    972,690
               County, OH Football Project)/(MBIA INS)/(Original Issue Yield: 4.93%),
               12/1/2017
    1,580,000  Hancock County, OH, LT GO Bonds (Series 1997), 5.45%, 12/1/2017                 AA-                  1,666,536
    1,000,000  Lake County, OH, Hospital Facilities Revenue Bonds, 5.00% (Lake Hospital        AAA                    982,660
               System, Inc.)/(AMBAC INS)/(Original Issue Yield: 5.15%), 8/15/2023

      440,000  Lakewood, OH, Hospital Improvement Authority, Revenue Refunding Bonds           AAA                    440,999
               (Series One), 6.00% (Lakewood Hospital, OH)/(MBIA INS)/(Original Issue
               Yield: 6.90%), 2/15/2010

    1,500,000  Lorain County, OH, Health Care Facilities Revenue Refunding Bonds (Series       BBB                  1,423,230
               1998A), 5.25% (Kendal at Oberlin)/(Original Issue Yield: 5.53%), 2/1/2021
    3,000,000  Lorain County, OH, Hospital Facilities Revenue Bonds (Series 1997B),            AAA                  3,193,530
               5.625% (Catholic Healthcare Partners)/(MBIA INS)/(Original Issue Yield:
               5.825%), 9/1/2016

    1,000,000  Mahoning County, OH, Hospital Facilities, Revenue Bonds, 5.50% (Western         AAA                  1,054,840
               Reserve Care System)/(MBIA INS)/(Original Issue Yield: 5.75%), 10/15/2025
    1,000,000  Marion County, OH, Hospital Authority, Hospital Refunding & Improvement         BB+                  1,088,110
               Revenue Bonds (Series 1996), 6.375% (Community Hospital of
               Springfield)/(Original Issue Yield: 6.52%), 5/15/2011

      420,000  Marysville, OH, LT Sewer System GO Bonds, 7.15%, 12/1/2011                        A                    458,598
    1,000,000  Mason, OH, City School District, UT GO Bonds, 5.30%, 12/1/2017                  Aa3                  1,040,720
    1,000,000  Miami County, OH, Hospital Facilities Revenue Refunding & Improvement           BBB                  1,062,140
               Bonds (Series 1996A), 6.375% (Upper Valley Medical Center, OH)/(Original
               Issue Yield: 6.62%), 5/15/2026
               LONG-TERM MUNICIPALScontinued
               Ohio--continued

$   1,500,000  Montgomery County, OH, Health Care Facilities, Revenue Refunding Bonds          BBB             $    1,484,040
               (Series 1997), 5.50% (Franciscan Medical Center-Dayton Campus)/(Original
               Issue Yield: 5.551%), 7/1/2018

    1,000,000  Moraine, OH, Solid Waste Disposal Authority, Revenue Bonds, 6.75%                 A                  1,199,670
               (General Motors Corp.)/(Original Issue Yield: 6.80%), 7/1/2014
    9,990,000  Ohio HFA, Residential Mortgage Revenue Bonds (Series B-2), 6.70% (GNMA          AAA                 10,672,517
               COL), 3/1/2025
    1,360,000  Ohio HFA, SFM Revenue Bonds (Series A), 7.65% (GNMA COL)/(Original Issue        AAA                  1,394,571
               Yield: 7.669%), 3/1/2029
      135,000  Ohio HFA, SFM Revenue Bonds (Series A), 7.80% (GNMA COL), 3/1/2030              AAA                    139,764
      500,000  Ohio State Air Quality Development Authority, PCR Refunding Bonds (Series       AAA                    528,145
               A), 7.45% (Ohio Edison Co.)/(FGIC INS), 3/1/2016

    3,000,000  Ohio State Air Quality Development Authority, Revenue Refunding Bonds,          AAA                  3,340,380
               6.375% (JMG Funding Limited Partnership)/(AMBAC INS)/(Original Issue
               Yield: 6.493%), 1/1/2029

    2,000,000  Ohio State Turnpike Commission, Turnpike Revenue Refunding Bonds (Series        AAA                  2,161,160
               1998A), 5.50% (FGIC INS), 2/15/2024
    1,500,000  Ohio State, Education Loan Revenue Bonds (Series 1997A), 5.85% (AMBAC           AAA                  1,568,760
               INS), 12/1/2019
    1,500,000  Ohio State, Solid Waste Disposal Revenue Bonds, 5.60% (USG Corp.),              BBB                  1,490,955
               8/1/2032
    2,000,000  Olentangy, OH, Local School District, UT GO Bonds, 5.25% (Original Issue        AA-                  2,058,560
               Yield: 5.46%), 12/1/2017
    1,000,000  Parma, OH, Hospital Improvement and Refunding Revenue Bonds, 5.375%              A-                  1,012,040
               (Parma Community General Hospital Association)/(Original Issue Yield:
               5.45%), 11/1/2029

      730,000  Reynoldsburg, OH, City School District, UT GO Capital Appreciation              AAA                    406,997
               Refunding Bonds (FGIC INS)/(Original Issue Yield: 5.30%), 12/1/2011
    2,000,000  South-Western City School District, OH, UT GO Bonds, 4.75% (AMBAC               AAA                  1,934,460
               INS)/(Original Issue Yield: 5.03%), 12/1/2019
      500,000  Tiffin, OH, LT GO Bonds, 7.10%, 12/1/2011                                         A                    553,225
    2,000,000  Toledo-Lucas County, OH, Port Authority, Port Facilities Revenue                Aa3                  2,121,600
               Refunding Bonds, 5.90% (Cargill, Inc.)/(Original Issue Yield: 5.981%),
               12/1/2015

    1,500,000  University of Cincinnati, OH, General Receipts Revenue Bonds (Series             AA                  1,491,630
               1998AA), 5.00% (Original Issue Yield: 5.15%), 6/1/2018
    1,115,000  Warren County, OH, Special Assessment UT GO Bonds, 5.50%, 12/1/2017             Aa2                  1,175,634
               TOTAL                                                                                               76,264,457

               LONG-TERM MUNICIPALScontinued
               Puerto Rico--4.6%

$   1,200,000  Puerto Rico Electric Power Authority, Revenue Bonds (Series T), 6.375%          BB+             $    1,368,744
               (Original Issue Yield: 6.58%), 7/1/2024
    1,000,000  Puerto Rico Highway and Transportation Authority, Residual Interest Tax-         NR                  1,201,800
               Exempt Securites (Series PA 331A), 8.76% (AMBAC INS), 7/1/2013
    1,000,000  Puerto Rico Highway and Transportation Authority, Residual Interest Tax-         NR                  1,190,680
               Exempt Securities (Series PA 331B), 8.76% (AMBAC INS), 7/1/2014
               TOTAL                                                                                                3,761,224
               Virgin Islands--1.0%
      750,000  Virgin Islands HFA, SFM Revenue Refunding Bonds (Series A), 6.50% (GNMA         AAA                    800,580
               COL)/(Original Issue Yield: 6.522%), 3/1/2025
               TOTAL INVESTMENTS (IDENTIFIED COST $75,442,468)2                                                $   80,826,261

 Securities that are subject to Alternative Minimum Tax represent 33.6% of the portfolio as calculated based upon total portfolio market value.

1 Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

2 The cost of investments for federal tax purposes amounts to $75,442,468. The net unrealized appreciation of investments on a federal tax basis amounts to $5,383,793 which is comprised of $5,432,217 appreciation and $48,424 depreciation at February 28, 1999.

   Note: The categories of investments are shown as a percentage of net assets ($82,229,736) at February 28, 1999.

The following acronyms are used throughout this portfolio:

AMBAC     American Municipal Bond Assurance Corporation
COL       Collateralized
FGIC      Financial Guaranty Insurance Company
FSA       Financial Security Assurance
GNMA      Government National Mortgage Association
GO        General Obligation
HFA       Housing Finance Authority
INS       Insured
LOC       Letter of Credit
LT        Limited Tax
MBIA      Municipal Bond Investors Assurance
PCR       Pollution Control Revenue
PRF       Prerefunded
SFM       Single Family Mortgage
UT        Unlimited Tax

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

FEBRUARY 28, 1999 (UNAUDITED)

Assets:

Total investments in securities, at value (identified and tax cost $75,442,468)                                    $   80,826,261
Income receivable                                                                                                       1,259,357
Receivable for investments sold                                                                                           575,000
Receivable for shares sold                                                                                                 28,101
 TOTAL ASSETS                                                                                                          82,688,719
Liabilities:
Payable for shares redeemed                                                                          $   110,520
Income distribution payable                                                                              143,519
Payable to Bank                                                                                          182,156
Accrued expenses                                                                                          22,788
 TOTAL LIABILITIES                                                                                                        458,983
Net Assets for 7,011,679 shares outstanding                                                                        $   82,229,736
Net Assets Consist of:

Paid in capital                                                                                                    $   76,935,168
Net unrealized appreciation of investments                                                                              5,383,793
Accumulated net realized loss on investments                                                                              (64,757)
Distributions in excess of net investment income                                                                          (24,468)
 TOTAL NET ASSETS                                                                                                  $   82,229,736
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net Asset Value Per Share ($82,229,736 / 7,011,679 shares outstanding)                                                $     11.73
Offering Price Per Share (100/99.00 of $11.73)1                                                                       $     11.85
Redemption Proceeds Per Share (99.00/100 of $11.73)2                                                                  $     11.61

1    See "Investing in the Fund" in the Prospectus.

2 See " Contingent Deferred Sales Charge" in the Prospectus.

     See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)


Investment Income:

Interest                                                                                                        $  2,300,404

Expenses:

Investment advisory fee                                                                $   163,563
Administrative personnel and services fee                                                   61,987
Custodian fees                                                                               3,353
Transfer and dividend disbursing agent fees and expenses                                    21,958
Directors'/Trustees' fees                                                                    2,534
Auditing fees                                                                                6,697
Legal fees                                                                                   1,448
Portfolio accounting fees                                                                   25,188
Distribution services fee                                                                  163,563
Shareholder services fee                                                                   102,227
Share registration costs                                                                     9,593
Printing and postage                                                                         7,964
Insurance premiums                                                                           1,448
Miscellaneous                                                                                  905
 TOTAL EXPENSES                                                                            572,428
Waivers:
Waiver of investment advisory fee                            $   (100,386)
Waiver of distribution services fee                               (98,138)
Waiver of shareholder services fee                                 (4,089)
 TOTAL WAIVERS                                                                            (202,613)

Net expenses                                                                                                         369,815
Net investment income                                                                                              1,930,589

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain on investments                                                                                     299,756
Net change in unrealized appreciation of investments                                                                (680,396)
Net realized and unrealized loss on investments                                                                     (380,640)
Change in net assets resulting from operations                                                                  $  1,549,949

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


                                                                                             Six Months
                                                                                                Ended               Year

                                                                                             (unaudited)            Ended
                                                                                           February 28, 1999   August 31, 1998

Increase (Decrease) in Net Assets:
Operations:

Net investment income                                                                       $    1,930,589    $     3,674,204
Net realized gain on investments ($299,756 and $780,248, respectively, as computed                 299,756            780,248
 for federal tax purposes)

Net change in unrealized appreciation of investments                                              (680,396)         1,810,941
 CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                                  1,549,949          6,265,393
Distributions to Shareholders

Distributions from net investment income                                                        (1,960,367)        (3,668,894)
Distributions from net realized gains                                                             (848,733)          (134,059)
 CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS                              (2,809,100)        (3,802,953)
Share Transactions:
Proceeds from sale of shares                                                                     6,861,919         13,003,558
Net asset value of shares issued to shareholders in payment of distributions                     1,712,965          2,205,539
 declared

Cost of shares redeemed                                                                         (5,360,402)       (12,903,472)
 CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                                          3,214,482          2,305,625
Change in net assets                                                                             1,955,331          4,768,065
Net Assets:
Beginning of period                                                                             80,274,405         75,506,340
End of period (including undistributed net investment income of $5,310 for the              $   82,229,736    $    80,274,405
 period ended August 31, 1998)


See Notes which are an integral part of the Financial Statements

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                            Six Months
                                              Ended

                                           (unaudited)

                                           February 28,                    Year Ended August 31,
                                               1999       1998       1997       1996            1995           1994
Net Asset Value, Beginning ofPeriod        $ 11.91      $ 11.53    $ 11.21    $ 11.22         $ 11.01        $ 11.65

Income from Investment Operations:

Net investment income                         0.28         0.56       0.59       0.60            0.60           0.56
Net realized and unrealized gain             (0.06)        0.40       0.32      (0.01)           0.02          (0.64)
 (loss) on investments

 TOTAL FROM INVESTMENT OPERATIONS             0.22         0.96       0.91       0.59            0.80          (0.08)
Less Distributions:
Distributions from net investment            (0.28)       (0.56)     (0.59)     (0.60)          (0.59)         (0.56)
 income

Distributions from net realized              (0.12)       (0.02)
 gain on investments
 TOTAL DISTRIBUTIONS                         (0.40)       (0.58)     (0.59)     (0.60)          (0.59)         (0.56)
Net Asset Value, End of Period             $ 11.73      $ 11.91    $ 11.53    $ 11.21         $ 11.22        $ 11.01
Total Return(1)                               1.91%        8.56%      8.34%      5.34%           7.65%         (0.72%)

Ratios to Average Net Assets:

Expenses                                      0.90(2)    0.90%      0.90%      0.90%           0.90%          0.90%
Net investment income                         4.72(2)    4.80%      5.19%      5.28%           5.53%          5.02%
Expense waiver/reimbursement(3)               0.50(2)    0.51%      0.58%      0.58%           0.60%          0.55%
Supplemental Data:

Net assets, end of period                  $82,230      $80,274    $75,506    $70,568         $70,532        $81,566
 (000omitted)
Portfolio turnover                               6%          23%        38%        11%             33%            20%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

FEBRUARY 28, 1999 (UNAUDITED)

ORGANIZATION

Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Ohio Municipal Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income exempt from federal regular income tax and the personal income taxes imposed by the state of Ohio and Ohio municipalities.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Short-term securities are valued at the prices provided by an independent pricing service. However, short- term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date. These distributions from net investment income do not represent a return of capital for federal tax purposes.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:


                                                                                Six Months               Year Ended
                                                                                   Ended                 August 31,

                                                                               February 28,                 1998
                                                                                   1999

Shares sold                                                                         578,329               1,105,266
Shares issued to shareholders in payment of distributions declared                  145,116                 187,876
Shares redeemed                                                                    (452,547)             (1,101,260)
  NET CHANGE RESULTING FROM SHARE TRANSACTIONS                                      270,898                 191,882

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fee

Federated Investment Management Company (formerly, Federated Advisers), the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.40% of the average daily net assets of the Fund, annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of- pocket expenses.

Interfund Transactions

During the period ended February 28, 1999, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act and amounted to $7,600,000 and $6,800,000, respectively.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended February 28, 1999, were as follows:

Purchases                    $7,049,980
Sales                        $4,847,590

CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at February 28, 1999, 42.2% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 14.1% of total investments.

YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

WILLIAM J. COPELAND

J. CHRISTOPHER DONAHUE

JAMES E. DOWD, ESQ.

LAWRENCE D. ELLIS, M.D.

EDWARD L. FLAHERTY, JR., ESQ.

PETER E. MADDEN

CHARLES F. MANSFIELD JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

WESLEY W. POSVAR

MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

WILLIAM D. DAWSON III

Chief Investment Officer

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

J. SCOTT ALBRECHT

Vice President

RICHARD J. THOMAS

Treasurer

NICHOLAS J. SEITANAKIS

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including the possible loss of principal.

  This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[FEDERATED LOGO]

Federated
Ohio
Municipal
Income Fund

SEMI-ANNUAL REPORT
TO SHAREHOLDERS

FEBRUARY 28, 1999

[FEDERATED LOGO]

Federated Ohio Municipal Income Fund
Federated Investors Funds
5800 Corporate Drive

Pittsburgh, PA 15237-7000

1-800-341-7400

www.federatedinvestors.com

Federated Securities Corp., Distributor

Cusip 625922307

2032305 (4/99)

Federated is a registered mark of Federated Investors, Inc.

1999 (C)Federated Investors, Inc.        [RECYCLED PAPER LOGO]

SEMI-ANNUAL REPORT

President's Message

Dear Shareholder:

I am pleased to present the Semi-Annual Report to Shareholders of Federated Pennsylvania Municipal Income Fund, a portfolio of Municipal Securities Income Trust. This report covers the first half of the fund's fiscal year, which is the six-month period from September 1, 1998 through February 28, 1999. The report begins with a discussion with the fund's portfolio manager, followed by a complete listing of the fund's holdings and its financial statements.

Federated Pennsylvania Municipal Income Fund is a convenient way for tax-sensitive Pennsylvania residents to pursue income that is exempt from federal regular income tax and state income tax./1/ This double tax-free advantage gives investors the opportunity to earn a greater after-tax yield than they could in a comparable high-quality taxable investment.

During the six-month reporting period, the fund paid a monthly dividend stream totaling $0.28 per share for Class A Shares and $0.24 for Class B Shares. Each share class also paid a capital gains distribution totaling $0.10 per share. The share price decreased from $12.08 to $11.87. As a result, the fund's Class A Shares and Class B Shares achieved six-month total returns of 1.41% and 1.02%, respectively, based on net asset value.2 The fund's net assets reached $277.6 million at the end of the period.

Thank you for joining other shareholders of Federated Pennsylvania Municipal Income Fund in pursuing monthly, double tax-free investment income. Of course, you have the option of receiving any income from the fund or building your account by reinvesting your dividends and compounding tax free.

Sincerely,

/s/ Richard B. Fisher
Richard B. Fisher
President

April 15, 1999

1 Income may be subject to the federal alternative minimum tax.

2 Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the six-month reporting period based on offering price were (3.15%) for Class A Shares and (4.51%) for Class B Shares.

Investment Review

What's your review of the municipal bond marketplace over the reporting period?

During the reporting period, there was an imbalance between supply and demand in the municipal bond market. Municipal bond issuance was extremely heavy as a result of low relative interest rates, which gave municipal entities the opportunity to refund existing high coupon debt. In addition, many state and local governments had significant infrastructure development needs. Demand for municipal bonds was impacted by "rate shock" that individual investors experienced when long term yields on municipal bonds were at or below the 5.00% threshold. Demand by institutions, including arbitrageurs, property and casualty insurers and corporations, was relatively mixed with some institutions actually being net sellers over the reporting period.

  Municipal bond insurance continued to be a significant influence on the market. Approximately 59% of the municipal bonds issued in 1998 were guaranteed by one of the mono-line municipal bond insurers, such as MBIA and AMBAC. The prevalence of bond insurance combined with a low nominal interest rate environment allowed credit spreads to remain historically tight. However, particular credit concerns have developed within specific sectors of the municipal market. The hospital sector has shown specific vulnerability as a result of the Medicare reimbursement reductions included in the last federal budget reconciliation bill. The electric utility and public power sectors have also been vulnerable to credit deterioration as a result of the continuing effects of deregulation.

How have Pennsylvania municipal bonds performed over the period?

Credit quality continued to remain strong throughout the Commonwealth as represented by strong employment growth, additional new business formation and a protracted low inflation environment. This solid economic performance and stable demand for municipal bonds has helped Pennsylvania municipal bonds perform favorably over the reporting period. Pennsylvania municipal debt was trading with a spread of approximately 65 basis points to the benchmark AAA municipal yield curve at the end of February 1999. This is tighter than the six month average of 76.7 basis points.

How has Federated Pennsylvania Municipal Income Fund performed with respect to total return and income for the six-month reporting period ended February 28, 1999?

For the six month period ended February 28, 1999, the fund's Class A Shares produced a total return of 1.41% based on net asset value./1/ This return lagged both the Lehman Brothers Municipal Bond Index/2/ and the Lipper Pennsylvania Municipal Funds Average/3/ total returns of 2.62% and 1.76%, respectively. The income on the fund was competitive during the reporting period.

1 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the six-month reporting period, based on offering price for Class A Shares was (3.15%). Total return for the six-month reporting period for Class B Shares, based on net asset value and offering price, was 1.02% and (4.51%), respectively.

2 Lehman Brothers Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. To be included in the Index, bonds must have a minimum credit rating of at least Baa. This index is unmanaged, and investments cannot be made in the index.

3 The Lipper Pennsylvania Municipal Funds Average represents the average total returns reported by all mutual funds designated by Lipper Analytical Services, Inc. as falling in the category. This figure does not reflect sales charges.

The fund's 30-day current net yield, or SEC yield, on February 28, 1999 was 4.28% for Class A Shares based on net asset value./4/ The yield represents a decrease from the 4.40% SEC yield at the beginning of the reporting period.

What accounted for the fund's performance?

The Fund's duration was positioned to be neutral to the relevant municipal benchmark. Municipal yields were generally higher over the reporting period with the Bond Buyer Municipal Index moving from a low of 4.95% to 5.17% at the end of the period./5/ The high for the index over the period was 5.22% on January 11, 1999. The duration and average maturity of the fund were structured so as to take advantage of what management expected to be a trading range for municipal interest rates over the period. The fund was also affected by spread widening in the BBB credit sector, to which it had limited exposure.

What kind of environment do you see ahead for municipal bonds?

The municipal bond market is undergoing fundamental changes that are being driven by new technology. These changes include technology based initiatives such as competitive bidding for municipal bond issues over the Internet and may eventually, lead to Internet trading of municipal bonds. The municipal bond markets use of these new technologies will lead to better dissemination of information and potentially greater market efficiency. There have also been enormous improvements in information disclosure and the availability of municipal bond prices to investors.

  The volume of municipal issuance in 1999 is expected to be around $230 billion, with a potential increase in refunding volume in what may be a lower interest rate environment. Municipal bond insurance may become less prevalent as bond insurers pull away from certain sectors of the market and toughen underwriting standards, especially for hospitals. The prevalence of more uninsured municipal bonds in the market place may contribute to additional credit spread widening in the coming period.

  Year 2000 (Y2K) spending by municipal governments is a potential credit factor which must be taken into consideration as far as both the cost and the effectiveness of their Y2K preparedness. The market does not expect any material interruptions in the supply of necessary municipal services. However, there remains the potential for some State functions to suffer temporary disruptions.

  The approach of the presidential election cycle will bring potential federal tax law changes back into the news. Potential developments such as the introduction of a flat tax or significant changes to the top marginal brackets could affect the trading value of municipal debt relative to taxable fixed income alternatives, such as corporate and treasury securities.

4 The 30-day SEC yield for Class A Shares on February 28, 1999, was 4.09%, based on offering price. The 30-day SEC yield for Class B shares on February 28, 1999, was 3.51%, based on net asset value.

5 The Bond Buyer Municipal Index is a standard against which municipal bonds are measured.

Portfolio of Investments

FEBRUARY 28, 1999 (UNAUDITED



Principal                                                                                              Credit
Amount                                                                                                 Rating/1/    Value

                      LONG-TERM MUNICIPALS--99.3%
                      Pennsylvania--98.4%

$   2,000,000         Allegheny County, PA, HDA, Health & Education Revenue Bonds, 7.00%
                      (Rehabilitation Institute of Pittsburgh)/(United States Treasury

                      PRF)/(Original Issue Yield: 7.132%), 6/1/2002 (@102)                                NR        $  2,232,880
    1,500,000         Allegheny County, PA, HDA, Hospital Revenue Bonds (Series 1997), 5.75%
                      (St. Francis Medical Center, PA)/(Original Issue Yield: 6.00%), 5/15/2017           A3           1,562,820
    2,000,000         Allegheny County, PA, HDA, Refunding Revenue Bonds (Series 1998A), 5.125%
                      (South Hills Health System)/(Original Issue Yield: 5.34%), 5/1/2023                 A2           1,930,000
    1,500,000         Allegheny County, PA, HDA, Refunding Revenue Bonds (Series 1998A), 5.125%
                      (South Hills Health System)/(Original Issue Yield: 5.40%), 5/1/2029                 A2           1,433,415
    4,000,000         Allegheny County, PA, HDA, Revenue Bonds (Series 1997B), 5.00% (UPMC
                      Health System)/(MBIA INS)/(Original Issue Yield: 5.43%), 7/1/2016                  AAA           3,965,400
      300,000         Allegheny County, PA, HDA, Revenue Bonds (Series A), 5.90% (South Hills
                      Health System)/(Original Issue Yield: 6.00%), 5/1/2003                              A2             322,464
      300,000         Allegheny County, PA, HDA, Revenue Bonds (Series A), 6.00% (South Hills
                      Health System)/(Original Issue Yield: 6.10%), 5/1/2004                              A2             326,121
    1,500,000         Allegheny County, PA, HDA, Revenue Bonds, 5.30% (Children's Hospital of
                      Pittsburgh)/(MBIA INS)/(Original Issue Yield: 5.70%), 7/1/2026                     AAA           1,508,130
    1,500,000         Allegheny County, PA, HDA, Revenue Bonds, 5.375% (Ohio Valley General
                      Hospital, PA)/(Original Issue Yield: 5.50%), 1/1/2018                             Baa1           1,482,390
    4,000,000         Allegheny County, PA, HDA, Revenue Bonds (Series 1997A), 5.60% (UPMC
                      Health System)/(MBIA INS)/(Original Issue Yield: 5.85%), 4/1/2017                  AAA           4,223,000
    2,920,000         Allegheny County, PA, Hospital Development Authority, Refunding Revenue
                      Bonds, 6.625% (Allegheny General Hospital), 7/1/2009                               AAA           3,235,564
    3,185,000         Allegheny County, PA, IDA, Environmental Improvement Refunding Revenue
                      Bonds (Series 1998), 5.50% (USX Corp.), 12/1/2029                                 BBB-           3,139,136
    1,250,000         Allegheny County, PA, IDA, Environmental Improvement Refunding Revenue
                      Bonds (Series 1998), 5.60% (USX Corp.), 9/1/2030                                  BBB-           1,254,775
    1,500,000         Allegheny County, PA, IDA, Health Care Facilities Revenue Refunding Bonds
                      (Series 1998), 5.75% (Presbyterian Senior Care-Westminister Place Project),

                      1/1/2023                                                                            NR           1,472,205
      500,000         Allegheny County, PA, Institution District, GO UT Bonds, 7.30% (MBIA
                      INS)/(Original Issue Yield: 7.375%), 4/1/2009                                      AAA             521,025
      365,000         Allegheny County, PA, Residential Finance Agency, SFM Revenue Bonds
                      (Series K), 7.75% (GNMA COL), 12/1/2022                                            Aaa             373,972
$     620,000         Allegheny County, PA, Residential Finance Agency, SFM Revenue Bonds
                      (Series Q), 7.40% (GNMA COL), 12/1/2022                                            Aaa        $    652,389
    1,500,000         Allegheny County, PA, Residual Interest Tax-Exempt Securities (Series
                      329B), 9.01452% (Pittsburgh International Airport)/(MBIA INS), 1/1/2011             NR           1,805,010
    3,000,000         Allegheny County, PA, Residual Interest Tax-Exempt Securities (Series
                      329C), 9.01452% (Pittsburgh International Airport)/(MBIA INS), 1/1/2014             NR           3,596,520
    3,000,000         Allegheny County, PA, Residual Interest Tax-Exempt Securities (Series PA,
                      329A), 9.01452% (Pittsburgh International Airport)/(MBIA INS), 1/1/2010             NR           3,607,980
      100,000         Allegheny County, PA, UT GO Bonds (Series C-39), 6.00% (AMBAC
                      INS)/(Original Issue Yield: 6.098%), 5/1/2012                                      AAA             107,909
    2,060,000         Allentown, PA, Area Hospital Authority, Revenue Bonds (Series B), 6.75%
                      (Sacred Heart Hospital of Allentown), 11/15/2015                                   BBB           2,230,547
      100,000         Altoona, PA, City Authority, Water Revenue Bonds, 5.60% (FGIC
                      INS)/(Original Issue Yield: 5.699%), 11/1/2004                                     AAA             108,873
    6,000,000         Beaver County, PA, IDA, Exempt Facilities Revenue Bonds (Series 1998A),
                      5.375% (Shippingport Project)/(AMBAC INS), 6/1/2028                                AAA           6,055,020
    1,000,000         Berks County, PA, Municipal Authority, Health Care Revenue Bonds (Series
                      1998), 5.00% (Reading Hospital & Medical Center and the Highlands at

                      Wyomissing)/(Original Issue Yield: 5.23%), 3/1/2028                                 AA-            962,240
      100,000         Berks County, PA, Municipal Authority, Hospital Revenue Bonds, 5.60%
                      (Reading Hospital & Medical Center)/(MBIA INS)/(Original Issue Yield:

                      5.65%), 10/1/2006                                                                   AAA            108,735
    1,170,000         Bethlehem, PA, UT GO Bonds, 6.15% (MBIA INS LOC), 6/1/2002                          AAA          1,258,967
    4,250,000         Bradford County, PA, IDA, Solid Waste Disposal Revenue Bonds (Series A),
                      6.60% (International Paper Co.), 3/1/2019                                          BBB+          4,632,415
    1,000,000         Bucks County, PA, Community College Authority, College Building Revenue
                      Bonds (Series 1996), 5.50% (Original Issue Yield: 5.70%), 6/15/2017                 Aa2          1,039,410
      100,000         Central Bucks, PA, School District, UT GO Bonds, 5.40% (FGIC INS),
                      5/15/2003                                                                           AAA            100,539
      100,000         Central Bucks, PA, School District, UT GO Bonds, 6.00%, 11/15/2003                  Aa3            109,575
    2,110,000         Chartiers Valley, PA, Refunding Revenue Bonds, 6.15%, 3/1/2007                      AAA          2,354,359
    1,100,000         Chester County, PA, HEFA, Mortgage Refunding Revenue Bonds, 5.50% (Tel Hai
                      Obligated Group Project)/(Original Issue Yield: 5.60%), 6/1/2025                    BBB          1,059,971
    7,000,000         Chester County, PA, HEFA, Revenue Bonds (Series B), 5.375%
                      (Jefferson Health System)/(Original Issue Yield: 5.63%), 5/15/2027                   AA-         6,969,130
    1,035,000         Chester County, PA, UT GO Bonds, 6.40%, 12/15/2001                                   Aa2         1,105,049
$   1,500,000         Clarion County, PA, Hospital Authority, Revenue Refunding Bonds (Series
                      1997), 5.75% (Clarion County Hospital)/(Original Issue Yield: 5.95%),

                      7/1/2017                                                                            BBB-      $  1,504,515
      745,000         Cocalico Lancaster County, PA, School District, GO UT Bonds, 6.40% (MBIA
                      INS), 3/1/2001                                                                       AAA           786,891
    1,575,000         Commonwealth of Pennsylvania, GO UT Bonds, 6.00% (Original Issue Yield:
                      6.15%), 7/1/2007                                                                      AA         1,775,734
      150,000         Dauphin County, PA, Revenue Bonds, 6.00% (MBIA INS), 6/1/2002                        AAA           153,429
      150,000         Dauphin County, PA, Revenue Bonds, 6.10% (MBIA INS), 6/1/2003                        AAA           153,541
    2,900,000         Delaware County, PA, Authority, College Revenue Refunding Bonds (Series

                      1998A), 5.375% (Neumann College)/(Original Issue Yield: 5.48%), 10/1/2018           BBB-         2,889,415
      300,000         Delaware County, PA, Authority, Hospital Revenue Bonds, 5.90%
                      (Riddle Memorial Hospital)/(Original Issue Yield: 6.10%), 1/1/2002                    A-           317,289
    1,000,000         Delaware County, PA, Authority, Revenue Bonds (Series 1996), 5.50% (Elwyn,
                      Inc.)/(Connie Lee INS)/(Original Issue Yield: 5.69%), 6/1/2020                       AAA         1,041,530
   10,000,000         Delaware Valley, PA, Regional Finance Authority, Local Government Revenue
                      Bonds (Series 1997B), 5.60% (AMBAC INS), 7/1/2017                                    AAA        10,846,500
    2,200,000         Erie County, PA, Hospital Authority Weekly VRDNs (St. Vincent Health
                      System)/(Mellon Bank NA, Pittsburgh LOC)                                               A         2,200,000
      500,000         Erie County, PA, Prison Authority, Lease Revenue Bonds, 6.45%
                      (MBIA LOC)/(Original Issue Yield: 6.50%), 11/1/2001                                  AAA           538,660
    2,890,000         Erie, PA, School District, Refunding GO Bonds (Series 1998)
                      (FSA INS)/(Original Issue Yield: 5.36%), 9/1/2021                                    AAA           909,021
    5,780,000         Erie, PA, School District, Refunding GO Bonds (Series 1998)
                      (FSA INS)/(Original Issue Yield: 5.38%), 9/1/2023                                    AAA         1,635,856
    1,380,000         Erie, PA, School District, Refunding GO Bonds (Series 1998)
                      (FSA INS)/(Original Issue Yield: 5.38%), 9/1/2025                                    AAA           351,251
    1,000,000         Fayette County, PA, Hospital Authority, Healthcare Facility Revenue Bonds
                      (Series 1996A), 6.00% (Mount Macrina Manor)/(National City, Pennsylvania

                      LOC), 9/1/2018                                                                       Aa3         1,023,930

    2,000,000         Fayette County, PA, Hospital Authority, Hospital Revenue Bonds
                      (Series1996A), 5.75% (Uniontown Hospital)/(Connie Lee INS)/ (Original Issue

                      Yield: 6.05%), 6/15/2015                                                             AAA         2,127,940
    2,750,000         Harrisburg, PA, Authority, Pooled Bond Program Revenue Bonds (Series I),
                      5.625% (MBIA INS)/(Original Issue Yield: 5.98%), 4/1/2015                            AAA         2,931,170
      750,000         Harrisburg, PA, Water Authority, Revenue Bonds, 6.65% (FGIC LOC), 7/15/2001          AAA           805,290
      500,000         Indiana County, PA, Hospital Authority, Revenue Refunding Bonds (Series B),
                      6.20% (Indiana Hospital, PA)/(Connie Lee INS)/ (Original
Issue Yield:

                      6.30%), 7/1/2006                                                                     AAA           538,725

$     800,000         Jeannette Health Services Authority, PA, Hospital Revenue Bonds
                      (Series1996A), 6.00% (Jeannette District Memorial Hospital)/

                      (Original Issue Yield: 6.15%), 11/1/2018                                            BBB+      $    832,688
    2,915,000         Jim Thorpe Area School District, PA, UT GO Bonds (Series A), 5.75% (MBIA
                      INS), 3/15/2017                                                                      AAA         3,104,154
    1,000,000         Lackawanna Trail School District, PA, UT GO Refunding Bonds, 6.90% (AMBAC
                      INS), 3/15/2010                                                                      AAA         1,076,230
    3,000,000         Lancaster, PA, School District, GO Bonds (Series 1997), 5.40%
                      (FGIC INS)/(Original Issue Yield: 5.50%), 2/15/2014                                  AAA         3,132,330
    1,380,000         Latrobe, PA, IDA, College Revenue Bonds, 6.75% (St. Vincent College,
                      PA)/(Original Issue Yield: 7.00%), 5/1/2024                                         Baa1         1,591,361
    1,500,000         Lebanon County, PA, Good Samaritan Hospital Authority, Hospital Revenue
                      Bonds, 6.00% (Good Samaritan Hospital)/(Original Issue Yield: 6.10%),

                      11/15/2018                                                                          BBB+         1,555,800

    1,000,000         Lehigh County, PA, General Purpose Authority, Hospital Refunding Revenue
                      Bonds (Series 1996A), 5.75% (Muhlenberg Hospital Center)/(Original Issue

                      Yield: 5.85%), 7/15/2010                                                               A         1,097,870
      200,000         Lehigh County, PA, General Purpose Authority, Revenue Bonds, 5.625%
                      (Lehigh Valley Hospital, Inc.)/(MBIA INS)/(Original Issue Yield: 5.775%),

                      7/1/2025                                                                             AAA           221,456
    2,300,000         Lehigh County, PA, General Purpose Authority, Revenue Bonds, 5.625%
                      (Lehigh Valley Hospital, Inc.)/(MBIA INS)/(Original Issue Yield: 5.775%),

                      7/1/2025                                                                             AAA         2,407,341
      325,000         Lower Dauphin, PA, School District, UT GO Bonds, 5.75% (AMBAC INS)/(United
                      States Treasury PRF), 3/15/2000 (@100)                                               AAA           333,866
    1,000,000         Luzerne County, PA, UT GO Bonds, 5.625% (FGIC INS)/(Original Issue Yield:
                      5.78%), 12/15/2021                                                                   AAA         1,050,890
    2,500,000         Luzerne County, PA, IDA, Revenue Refunding Bonds (Series A), 7.00%
                      (Pennsylvania Gas & Water Co.)/(AMBAC INS), 12/1/2017                                AAA         2,869,875
    4,000,000         Lycoming County, PA, Authority, Hospital Lease Revenue Bonds (Series B),
                      6.50% (Divine Providence Hospital, PA)/(Original Issue Yield: 6.70%),

                      7/1/2022                                                                              A-         4,298,520
    1,000,000         Lycoming County, PA, Authority, Hospital Revenue Bonds, 5.50% (Divine
                      Providence Hospital, PA)/(Connie Lee INS)/(Original Issue Yield: 5.90%),

                      11/15/2022                                                                           AAA         1,030,980
    1,000,000         Manheim, PA, Central School District, GO UT Bonds, 6.40% (FGIC INS),
                      3/1/2001                                                                             AAA         1,056,830
    1,000,000         McKeesport, PA, Area School District, GO UT Bonds, 6.25% accrual
                      (FSA INS)/(Original Issue Yield: 6.25%), 10/1/2016                                   AAA           421,520
$   2,360,000         Monroe County, PA, Hospital Authority, Hospital Revenue Bonds, 5.125%
                      (Pocono Medical Center)/(AMBAC INS)/(Original Issue Yield: 5.40%), 7/1/2015          AAA      $  2,385,394
    2,000,000         Montgomery County, PA, Higher Education and Health Authority, Revenue
                      Bonds, 5.00% (Pottstown Healthcare Corporation Project)/

                      (FSA INS)/(Original Issue Yield: 5.30%), 1/1/2027                                    AAA         1,939,920
    3,250,000         Montgomery County, PA, IDA, Retirement Community Revenue Bonds (Series
                      1996B), 5.75% (Adult Communities Total Services, Inc.)/ (Original Issue

                      Yield: 5.98%), 11/15/2017                                                             A-         3,343,502
    1,000,000         Montgomery County, PA, IDA, Retirement Community Revenue Refunding Bonds
                      (Series 1996A), 5.875% (Adult Communities Total Services, Inc.)/(Original

                      Issue Yield: 6.125%), 11/15/2022                                                      A-         1,035,840
      500,000         Mt. Pleasant Borough, PA, Business District Authority, Hospital Revenue
                      Bonds (Series 1997), 5.75% (Frick Hospital)/(Original Issue Yield: 5.85%),

                      12/1/2017                                                                            BBB           504,945
    1,300,000         Mt. Pleasant Borough, PA, Business District Authority, Hospital Revenue
                      Bonds (Series 1997), 5.75% (Frick Hospital)/(Original Issue Yield: 5.90%),

                      12/1/2027                                                                            BBB         1,302,249
    2,250,000         North Allegheny, PA, School District, UT GO Bonds (Series D), 5.00% (State
                      Aid Withholding GTD)/(FGIC INS)/(Original Issue Yield: 5.50%), 5/1/2021              Aaa         2,221,627
    1,235,000         North Penn, PA, School District, Refunding Revenue Bonds, 6.20%, 3/1/2007            Aaa         1,325,464
      110,000         North Penn, PA, Water Authority, Revenue Bonds, 6.10% (FGIC INS), 11/1/2003          AAA           121,169
      500,000         Northeastern, PA, Hospital & Education Authority, Health Care Revenue
                      Bonds (Series 1994A), 6.10% (Wyoming Valley Health Care, PA)/(AMBAC

                      INS)/(Original Issue Yield: 6.25%), 1/1/2003                                         AAA           538,565
      500,000         Northern Cambria, PA, School District, GO UT Bonds, 7.10% (AMBAC INS),
                      1/15/2000 (@100)                                                                     AAA           517,510
      500,000         Pennsylvania Convention Center Authority, Refunding Revenue Bonds (Series
                      A), 6.25%, 9/1/2004                                                                  BBB           534,655
    1,000,000         Pennsylvania Convention Center Authority, Revenue Bonds, 6.70%
                      (FGIC INS)/(Original Issue Yield: 6.843%), 9/1/2016                                  AAA         1,220,340
    5,000,000         Pennsylvania EDFA, Exempt Facilities Revenue Bonds (Series 1997B), 6.125%
                      (National Gypsum Co.), 11/1/2027                                                      NR         4,921,150
    4,000,000         Pennsylvania EDFA, Resource Recovery Revenue Bonds (Series A), 6.40%
                      (Northampton Generating), 1/1/2009                                                  BBB-         4,205,080
    4,230,000         Pennsylvania EDFA, Revenue Bonds (Series 1998A), 5.25% (Northwestern Human
                      Services, Inc.)/(Original Issue Yield: 5.668%), 6/1/2028                             BBB         4,035,293
$     765,000         Pennsylvania HFA, Refunding Revenue Bonds, 5.375% (FHA INS), 10/1/2028                AA+     $    790,444
      970,000         Pennsylvania HFA, Revenue Bonds, 5.375%, 10/1/2016                                    AA+        1,001,215
    1,000,000         Pennsylvania HFA, Revenue Bonds, 5.40%, 10/1/2027                                     AA+        1,029,680
      575,000         Pennsylvania HFA, Revenue Bonds, 5.55% (FHA/VA mtgs GTD), 10/1/2012                   AA+          595,476
      975,000         Pennsylvania HFA, Revenue Bonds, 5.65%, 4/1/2020                                      AA+        1,014,244
      530,000         Pennsylvania HFA, SFM Revenue Bonds (Series 33), 6.90%, 4/1/2017                      AA+          561,816
      100,000         Pennsylvania HFA, SFM Revenue Bonds (Series 41-B), 5.90%, 10/1/2005                   AA+          104,879
      100,000         Pennsylvania HFA, SFM Revenue Bonds (Series 42), 5.90%, 10/1/2004                     AA+          104,634
      345,000         Pennsylvania HFA, SFM Revenue Bonds (Series 43), 6.35%, 4/1/2001                      AA+          354,746
    1,425,000         Pennsylvania HFA, SFM Revenue Bonds, Series62A, 5.50%, 10/1/2022                      AA+        1,449,795
    2,000,000         Pennsylvania Intergovernmental Coop Authority, Special Tax Revenue Bonds,
                      5.625% (MBIA INS)/(Original Issue Yield: 97.245%), 6/15/2023                          AAA        2,082,620
    5,500,000         Pennsylvania State Higher Education Facilities Authority, Health Services
                      Revenue Bonds (Series A of 1996), 5.75% (University of Pennsylvania Health

                      Services)/(Original Issue Yield: 6.035%), 1/1/2022                                     AA        5,698,110
    2,000,000         Pennsylvania State Higher Education Facilities Authority, Revenue Bonds
                      (Series 1996), 7.20% (Thiel College), 5/15/2026                                        NR        2,193,840
    3,000,000         Pennsylvania State Higher Education Facilities Authority, Revenue Bonds
                      (Series 1999A), 4.875% (UPMC Health System)/(FSA INS)/(Original Issue

                      Yield: 5.12%), 8/1/2019                                                               AAA        2,879,910
    4,000,000         Pennsylvania State Higher Education Facilities Authority, Revenue Bonds
                      (Series A), 7.375% (Medical College of Pennsylvania)/(United States

                      Treasury PRF)/(Original Issue Yield: 7.45%), 3/1/2021                                 AAA        4,378,240
      200,000         Pennsylvania State Higher Education Facilities Authority, Revenue Bonds
                      (Series L), 5.50% (State System of Higher Education, Commonwealth of

                      PA)/(AMBAC INS)/(Original Issue Yield: 5.55%), 6/15/2005                              AAA          216,028
    2,000,000         Pennsylvania State Higher Education Facilities Authority, Revenue Bonds
                      (Series N), 5.875% (MBIA INS)/(Original Issue Yield: 5.913%), 6/15/2021               AAA        2,132,880
    2,000,000         Pennsylvania State Higher Education Facilities Authority, Revenue Bonds,
                      6.375% (Drexel University)/(Original Issue Yield: 6.415%), 5/1/2017                    A-        2,163,740
      750,000         Pennsylvania State Higher Education Facilities Authority, Revenue Bonds,
                      6.80% (MBIA LOC)/(Original Issue Yield: 6.85%), 6/15/2001                             AAA          784,193
    1,500,000         Pennsylvania State Higher Education Facilities Authority, University
                      Revenue Bonds (Series 1997), 5.45% (University of the Arts)/

                      (Asset Guaranty INS)/(Original Issue Yield: 5.58%), 3/15/2017                          AA        1,531,785
      500,000         Pennsylvania State IDA, Economic Development Revenue Bonds (Series A),
                      6.80% (Original Issue Yield: 6.85%), 1/1/2001                                         AAA          529,930
$   2,000,000         Pennsylvania State Turnpike Commission, Oil Franchise Tax Senior Revenue
                      Bonds (Series 1998A), 5.00% (AMBAC INS)/ (Original Issue Yield: 5.20%),

                      12/1/2023                                                                             AAA     $  1,973,280
    1,000,000         Pennsylvania State Turnpike Commission, Refunding Revenue Bonds (Series
                      L), 6.00% (MBIA INS)/(Original Issue Yield: 6.85%), 6/1/2015                          AAA        1,067,060
      125,000         Perkiomen Valley School District, PA, UT GO Bonds, 5.50%, 2/1/2004                     A1          132,617
      300,000         Philadelphia, PA, Gas Works, Revenue Bonds (14th Series), 5.50%
                      (FSA INS)/(Original Issue Yield: 6.10%), 7/1/2004                                     AAA          321,975
    1,500,000         Philadelphia, PA, Gas Works, Revenue Bonds, 5.80% (Original Issue Yield:
                      5.90%), 7/1/2001                                                                      BBB        1,562,910
      500,000         Philadelphia, PA, Gas Works, Revenue Bonds, 7.40%, 6/15/2000                          BBB          523,395
    2,565,000         Philadelphia, PA, Hospitals & Higher Education Facilities Authority,
                      Hospital Revenue Bonds (Series 1997), 5.50% (Temple University

                      Hospital)/(Original Issue Yield: 5.85%), 11/15/2015                                  BBB+        2,568,591
    1,655,000         Philadelphia, PA, Hospitals & Higher Education Facilities Authority,
                      Hospital Revenue Bonds (Series 1997), 5.75% (Jeanes Hospital,

                      PA)/(Original Issue Yield: 5.80%), 7/1/2008                                          BBB+        1,734,572
    1,700,000         Philadelphia, PA, Hospitals & Higher Education Facilities Authority,
                      Hospital Revenue Bonds (Series 1997), 5.875% (Jeanes Hospital,

                      PA)/(Original Issue Yield: 6.10%), 7/1/2017                                          BBB+        1,733,524
      325,000         Philadelphia, PA, Hospitals & Higher Education Facilities Authority,
                      Refunding Revenue Bonds, 6.15% (Pennsylvania Hospital)/(Original Issue

                      Yield: 6.25%), 7/1/2005                                                              Baa3          361,787
      250,000         Philadelphia, PA, Hospitals & Higher Education Facilities Authority,
                      Revenue Bonds, 7.75% (Children's Seashore House, PA)/(AMBAC INS),

                      8/15/2000 (@100)                                                                      AAA          266,023

    1,245,000         Philadelphia, PA, Redevelopment Authority, Multifamily Housing Refunding
                      Revenue Bonds (Series 1998), 5.45% (Woodstock Mutual Homes, Inc.)/(FHA

                      INS)/(Original Issue Yield: 5.468%), 2/1/2023                                         Aa2        1,255,172
    1,000,000         Philadelphia, PA, Water & Sewer, Revenue Bonds, 7.40%, 8/1/1999                       BBB        1,018,140
    4,000,000         Philadelphia, PA, (Series 1995A) Airport Revenue Bonds,
                      6.10% (Philadelphia, PA, Airport System)/(AMBAC
                      INS)/(Original Issue Yield:

                      6.40%), 6/15/2025                                                                     AAA        4,333,240
    9,500,000         Philadelphia, PA, Airport Revenue Bonds (Series 1997B), 5.50%
                      (Philadelphia, PA, Airport System)/(AMBAC INS)/(Original Issue Yield:

                      5.65%), 6/15/2017                                                                     AAA        9,858,720
      910,000         Philadelphia, PA, Refunded Revenue Bonds, 10.875%, 7/1/2005 (@100)                    Aaa        1,130,620
      765,000         Pittsburgh, PA, Urban Redevelopment Authority, Mortgage Revenue Bonds
                      (Series 1997A), 6.15%, 10/1/2016                                                      AAA          815,911
      420,000         Pittsburgh, PA, Urban Redevelopment Authority, Mortgage Revenue Bonds
                      (Series 1997C), 5.35%, 10/1/2009                                                      AAA          436,304

$   1,260,000         Pittsburgh, PA, Urban Redevelopment Authority, Mortgage Revenue Bonds
                      (Series 1997C), 5.90%, 10/1/2022                                                      AAA     $  1,325,848
    1,430,000         Pittsburgh, PA, Urban Redevelopment Authority, Revenue Bonds, 5.45% (FGIC
                      INS)/(PNC Bank, N.A. LOC), 6/1/2028                                                   AAA        1,478,734
    1,000,000         Pittsburgh, PA, Water & Sewer Authority, Series A Revenue Bonds, 6.50%
                      (FGIC LOC)/(Original Issue Yield: 6.60%), 9/1/2001                                    AAA        1,073,960
    2,000,000         Pittsburgh, PA, Water & Sewer Authority, Water & Sewer System Revenue
                      Bonds (Series C), 5.25% (FSA INS), 9/1/2022                                           AAA        2,027,940
    4,950,000         Pottsville, PA, Hospital Authority, Hospital Revenue Bonds, 5.625%
                      (Pottsville Hospital and Warne Clinic)/(Original Issue Yield: 5.75%),

                      7/1/2024                                                                              BBB        4,828,874
    1,000,000         Schuylkill, PA, Redevelopment Authority, Revenue Bonds, 6.75% (FGIC LOC),
                      6/1/2002                                                                              AAA        1,084,100
    2,500,000         Scranton-Lackawanna, PA, Health & Welfare Authority, Revenue Bonds (Series
                      1994-A), 7.60% (Allied Services Rehabilitation Hospitals, PA), 7/15/2020               NR        2,764,800
    1,000,000         Seneca Valley, PA, School District, Refunding UT GO Bonds (Series 1998AA),
                      5.15% (FGIC INS)/(Original Issue Yield: 5.20%), 2/15/2020                             AAA        1,004,620
    2,090,000         Shaler, PA, School District Authority, GO UT Bonds, 6.25%, 4/15/2008                  AAA        2,285,791
    2,650,000         Sharon, PA, General Hospital Authority, Hospital Revenue Bonds, 6.875%
                      (Sharon Regional Health System), 12/1/2022                                            AAA        2,993,573
      125,000         Solanco, PA, School District, UT GO Bonds, 5.60% (FGIC INS), 2/15/2004                AAA          135,013
    2,000,000         Somerset County, PA, Hospital Authority, Hospital Refunding Revenue Bonds
                      (Series 1997B), 5.375% (Somerset Community Hospital)/(Asset Guaranty

                      INS)/(Original Issue Yield: 5.68%), 3/1/2017                                           AA        2,038,760
    2,000,000         Southeastern, PA, Transportation Authority, Special Revenue Bonds (Series
                      1999A), 5.00% (FGIC INS)/(Original Issue Yield: 5.03%), 3/1/2020                      AAA        1,980,740
    2,000,000         Southeastern, PA, Transportation Authority, Special Revenue Bonds, 5.375%
                      (FGIC INS)/(Original Issue Yield: 5.70%), 3/1/2017                                    AAA        2,072,060
    8,000,000         Southeastern, PA, Transportation Authority, Special Revenue Bonds, 5.375%
                      (FGIC INS)/(Original Issue Yield: 5.75%), 3/1/2022                                    AAA        8,237,200
      100,000         Spring Ford, PA, School District, UT GO Refunding Bonds (Series AA), 5.80%
                      (FGIC INS), 8/1/2005                                                                  AAA          103,191
      500,000         State Public School Building Authority, PA, College Revenue Bonds, 6.50%
                      (Harrisburg Area Community College-D)/(MBIA LOC), 4/1/2002                            AAA          541,125
       40,000         Swarthmore Boro Authority PA, Refunded Revenue Bonds, 6.00% (Original Issue
                      Yield: 6.10%), 9/15/2006                                                              AA+           43,858
      160,000         Swarthmore Boro Authority PA, Unrefunded Revenue Bonds, 6.00% (Original
                      Issue Yield: 6.10%), 9/15/2006                                                        AA+          174,112

$   1,000,000         University of Pittsburgh, Higher Education Refunding Revenue Bonds (Series
                      A), 6.40% (MBIA INS), 4/1/2000                                                        AAA     $  1,019,070
    7,000,000         University of Pittsburgh, University Refunding Revenue Bonds (Series
                      1997B), 5.00% (MBIA INS)/(Original Issue Yield: 5.287%), 6/1/2017                     AAA        7,002,240
    3,000,000         Upper Darby School District, PA, UT GO Bonds, 5.00% (AMBAC INS)/(Original
                      Issue Yield: 5.10%), 5/1/2019                                                         Aaa        2,979,060
    1,000,000         Warren County, PA, Hospital Authority, Revenue Bonds (Series A), 7.00%
                      (Warren General Hospital, PA)/(Original Issue Yield: 7.101%), 4/1/2019                BBB        1,089,850
      185,000         Warren County, PA, School District, UT GO Bonds, 5.85% (FGIC INS), 9/1/2001           AAA          187,760
      110,000         Warren County, PA, School District, UT GO Bonds, 6.10% (FGIC INS), 9/1/2003           AAA          111,781
      680,000         Washington County, PA, Authority, Lease Revenue Bonds, 7.00% (AMBAC INS),
                      6/15/2000 (@103)                                                                      AAA          724,696
      400,000         Washington County, PA, Authority, Lease Revenue Bonds, 7.875%, 12/15/2018             AAA          546,876
    2,675,000         West Mifflin, PA, Sanitary Sewer Municipal Authority, Revenue Bonds, 5.00%
                      (MBIA INS)/(Original Issue Yield: 5.21%), 8/1/2028                                    AAA        2,624,362
    1,000,000         West View, PA, Municipal Authority, Special Obligation Bonds, 9.50%,
                      11/15/2014                                                                            AAA        1,416,630
      740,000         Westmoreland County, PA, Municipal Authority, Special Obligation Bonds,
                      9.125%, 7/1/2010                                                                      AAA          878,387
                        TOTAL                                                                                        273,080,093

                      Puerto Rico--0.9%

    1,000,000         Puerto Rico Highway and Transportation Authority, Residual Interest

                      Tax-Exempt Securities (Series PA, 331A), 8.76% (AMBAC INS), 7/1/2013                   NR        1,201,800
    1,000,000         Puerto Rico Highway and Transportation Authority, Residual Interest
                      Tax-Exempt Securities (Series PA, 331B), 8.76% (AMBAC INS), 7/1/2014                   NR        1,190,680
                        TOTAL                                                                                          2,392,480
                      Virgin Islands--0.0%

$      75,000         Virgin Islands HFA, SFM Revenue Refunding Bonds (Series A), 5.80% (GNMA
                      COL), 3/1/2005                                                                        AAA     $     78,411
                        TOTAL LONG-TERM MUNICIPALS (IDENTIFIED COST $261,767,456)                                    275,550,984
                      SHORT-TERM MUNICIPALS0.2%

      700,000         Puerto Rico Government Development Bank (GDB) Weekly VRDNs (MBIA

                      INS)/(Credit Suisse First Boston LIQ) (at amortized cost)                              AA          700,000
                        TOTAL INVESTMENTS (IDENTIFIED COST $262,467,456)/2/                                         $276,250,984


   Securities that are subject to alternative minimum tax represent 16.7% of the portfolio as calculated based upon total portfolio market value.

1 Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

2 The cost of investments for federal tax purposes amounts to $262,467,456. The net unrealized appreciation of investments on a federal tax basis amounts to $13,783,528 which is comprised of $14,185,967 appreciation and $402,439 depreciation at February 28, 1999.

Note: The categories of investments are shown as a percentage of net assets
      ($277,585,208) at February 28, 1999.

The following acronyms are used throughout this portfolio:

AMBAC -- American Municipal Bond Assurance Corporation COL -- Collateralized EDFA -- Economic Development Financing Authority FGIC -- Financial Guaranty Insurance Company FHA -- Federal Housing Administration FHA/VA -- Federal Housing Administration/Veterans Administration FSA -- Financial Security Assurance GNMA -- Government National Mortgage Association GO -- General Obligation GTD -- Guaranty HDA -- Hospital Development Authority HEFA -- Health and Education Facilities Authority HFA -- Housing Finance Authority IDA -- Industrial Development Authority INS -- Insured LIQ -- Liquidity Agreement LOC -- Letter of Credit MBIA -- Municipal Bond Investors Assurance PRF -- Prerefunded SFM -- Single Family Mortgage UT -- Unlimited Tax VRDNs -- Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

FEBRUARY 28, 1999 (UNAUDITED)


Assets:
Total investments in securities, at value (identified and tax cost $262,467,456)                                  $   276,250,984
Cash                                                                                                                        8,828
Income receivable                                                                                                       4,171,342
Receivable for investments sold                                                                                            15,000
Receivable for shares sold                                                                                                621,716
 TOTAL ASSETS                                                                                                         281,067,870
Liabilities:
Payable for investments purchased                                                                $ 2,920,856
Payable for shares redeemed                                                                           52,732
Income distribution payable                                                                          455,788
Accrued expenses                                                                                      53,286
 TOTAL LIABILITIES                                                                                                      3,482,662
Net Assets for 23,390,709 shares outstanding                                                                      $   277,585,208
Net Assets Consist of:

Paid in capital                                                                                                   $   264,143,431
Net unrealized appreciation of investments                                                                             13,783,528
Accumulated net realized loss on investments                                                                              (55,441)
Distributions in excess of net investment income                                                                         (286,310)
 TOTAL NET ASSETS                                                                                                 $   277,585,208
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:

Net Asset Value Per Share ($237,503,544 / 20,013,550 shares outstanding)                                                   $11.87
Offering Price Per Share (100/95.50 of $11.87)/1/                                                                          $12.43
Redemption Proceeds Per Share                                                                                              $11.87
Class B Shares:

Net Asset Value Per Share ($40,081,664 / 3,377,159 shares outstanding)                                                     $11.87
Offering Price Per Share                                                                                                   $11.87
Redemption Proceeds Per Share (94.50/100 of $11.87)/2/                                                                     $11.22

1  See "Investing in the Fund" in the Prospectus.
2  See "Contingent Deferred Sales Charge" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED FEBRUARY 28, 1999 (UNAUDITED)


Investment Income:
Interest                                                                                                  $  7,537,590

Expenses:

Investment advisory fee                                                                   $   544,158
Administrative personnel and services fee                                                     102,574
Custodian fees                                                                                  5,986
Transfer and dividend disbursing agent fees and expenses                                       52,783
Directors'/Trustees' fees                                                                       2,715
Auditing fees                                                                                   8,145
Legal fees                                                                                      2,715
Portfolio accounting fees                                                                      51,287
Distribution services fee  Class B Shares                                                     131,440
Shareholder services fee  Class A Shares                                                      296,286
Shareholder services fee  Class B Shares                                                       43,813
Share registration costs                                                                       16,833
Printing and postage                                                                           17,376
Insurance premiums                                                                              2,172
Miscellaneous                                                                                   3,439
 TOTAL EXPENSES                                                                             1,281,722
Waivers:
Waiver of investment advisory fee                                         $ (96,792)
Waiver of Shareholder services fee--Class A Shares                          (23,703)
 TOTAL WAIVERS                                                                               (120,495)
Net expenses                                                                                                 1,161,227
Net investment income                                                                                        6,376,363
Realized and Unrealized Gain (Loss) on Investments:

Net realized gain on investments                                                                               155,789
Net change in unrealized appreciation of investments                                                        (2,871,021)
Net realized and unrealized loss on investments                                                             (2,715,232)
Change in net assets resulting from operations                                                            $  3,661,131

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


                                                                                           Six Months
                                                                                                Ended                Year

                                                                                          (unaudited)               Ended
                                                                                         February 28,          August 31,

                                                                                                 1999                1998
Increase (Decrease) in Net Assets:

Operations:

Net investment income                                                                  $    6,376,363      $   11,625,708
Net realized gain on investments ($155,789 and $2,643,156, respectively, as                   155,789           2,643,156
 computed for federal tax purposes)

Net change in unrealized appreciation of investments                                       (2,871,021)          6,503,027
 CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                             3,661,131          20,771,891
Distributions to Shareholders:
Distributions from net investment income

Class A Shares                                                                             (5,601,812)        (11,176,550)
Class B Shares                                                                               (702,736)           (807,283)
Distributions from net realized gains
Class A Shares                                                                             (1,929,442)           (692,628)
Class B Shares                                                                               (280,378)            (44,936)
 CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS                         (8,514,368)        (12,721,397)
Share Transactions:
Proceeds from sale of shares                                                               26,957,876          53,698,762
Net asset value of shares issued to shareholders in payment of distributions                5,010,732           7,262,803
 declared

Net asset value of shares issued in connection with the acquisition of Federated                   --          20,752,947
 Pennsylvania Intermediate Municipal Trust

Cost of shares redeemed                                                                   (17,864,183)        (42,128,847)
 CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                                    14,104,425          39,585,665
Change in net assets                                                                        9,251,188          47,636,159
Net Assets:
Beginning of period                                                                       268,334,020         220,697,861
End of period                                                                          $  277,585,208      $  268,334,020

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                            Six Months
                                                 Ended

                                           (unaudited)

                                          February 28,                                 Year Ended August 31,

                                                  1999           1998           1997           1996           1995           1994
Net Asset Value, Beginning                    $  12.08       $  11.71       $  11.35        $ 11.23        $ 10.94        $ 11.68
 of Period

Income from Investment Operations:

Net investment income                             0.29           0.62           0.62           0.65           0.65           0.60
Net realized and unrealized gain                 (0.12)          0.43           0.39           0.12           0.27          (0.75)
 (loss) on investments

 TOTAL FROM INVESTMENT OPERATIONS                 0.17           1.05           1.01           0.77           0.92          (0.15)
Less Distributions:
Distributions from net                           (0.28)         (0.64)         (0.65)         (0.65)         (0.63)         (0.59)
 investment income

Distributions from net realized                  (0.10)         (0.04)            --             --             --             --
 gain on investments
 TOTAL DISTRIBUTIONS                             (0.38)         (0.68)         (0.65)         (0.65)         (0.63)         (0.59)
Net Asset Value, End of Period                $  11.87       $  12.08       $  11.71        $ 11.35        $ 11.23        $ 10.94
Total Return/1/                                   1.41%          8.72%          9.12%          6.99%          8.76%         (1.34%)

Ratios to Average Net Assets:

Expenses                                          0.75%/2/       0.75%          0.75%          0.75%          0.75%          0.75%
Net investment income                             4.78%/2/       4.84%          5.34%          5.73%          5.92%          5.27%
Expense waiver/reimbursement3                     0.09%/2/       0.10%          0.22%          0.25%          0.28%          0.45%
Supplemental Data:

Net assets, end of period                     $237,503       $237,705       $212,792        $84,116        $83,722        $85,860
 (000omitted)
Portfolio turnover                                   5%            24%            30%            23%            59%            17%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

3 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                          Six Months
                                                                               Ended

                                                                         (unaudited)                     Year Ended
                                                                        February 28,                     August 31,

                                                                                1999               1998               1997/1/
Net Asset Value, Beginning of Period                                         $ 12.08            $ 11.71             $11.52
Income from Investment Operations:

Net investment income                                                           0.24               0.54               0.30
Net realized and unrealized gain (loss) on investments                         (0.11)              0.42               0.20
 TOTAL FROM INVESTMENT OPERATIONS                                               0.13               0.96               0.50
Less Distributions:
Distributions from net investment income                                       (0.24)             (0.55)             (0.31)
Distributions from net realized gain on investments                            (0.10)             (0.04)
 TOTAL DISTRIBUTIONS                                                           (0.34)             (0.59)             (0.31)
Net Asset Value, End of Period                                               $ 11.87            $ 12.08             $11.71
Total Return/2/                                                                 1.02%              7.92%              4.41%

Ratios to Average Net Assets:

Expenses                                                                        1.53%/3/           1.53%              1.25%/3/
Net investment income                                                           4.03%/3/           4.06%              4.62%/3/
Expense waiver/reimbursement/4/                                                 0.07%/3/           0.08%              0.47%/3/
Supplemental Data:

Net assets, end of period (000omitted)                                       $40,082            $30,629             $7,906
Portfolio turnover                                                                 5%                24%                30%

1 Reflects operations for the period from March 4, 1997 (date of initial public investment) to August 31, 1997.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

FEBRUARY 28, 1999 (UNAUDITED)

ORGANIZATION

Municipal Securities Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Pennsylvania Municipal Income Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income which is exempt from federal regular income tax and the personal income taxes imposed by the Commonwealth of Pennsylvania.

 The Fund offers two classes of shares: Class A Shares and Class B Shares.

  On March 20, 1998, the Fund acquired all the net assets of the Federated Pennsylvania Intermediate Municipal Trust ("Acquired Fund") pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The acquisition was accomplished by a tax-free exchange of 1,735,196 Class A Shares of the Fund (valued at $20,752,947) for the 1,988,867 Shares of the Acquired Fund outstanding on March 20, 1998. The Acquired Fund's net assets of $20,771,587 (which consist of $20,070,707 of Paid in Capital and $700,880 of unrealized appreciation; and $4,659 of net realized loss on investments) were combined with those of the Fund. The aggregate net assets of the Fund and the Acquired Fund immediately before the acquisition were $239,150,801 and $20,111,587, respectively. Immediately after the acquisition, the combined aggregate net assets of the Fund were $259,922,388.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Short-term securities are valued at the prices provided by an independent pricing service. However, short- term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date. These distributions from net investment income do not represent a return of capital for federal tax purposes.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

  At August 31, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $22,390, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:


Expiration Year                Expiration Amount
2003                           $ 7,562
2004                            14,828


When-Issued and Delayed

Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:


                                                                      Six Months Ended                        Year Ended
                                                                      February 28, 1999                     August 31, 1998

Class A Shares:                                                   Shares             Amount           Shares             Amount
Shares sold                                                      1,302,843       $  15,675,294        2,592,539      $  30,277,416
Shares issued to shareholders in payment of distributions          364,038           4,356,759          566,650          6,739,691

 declared

Shares issued in connection with the acquisition of                     --                  --        1,735,196         20,752,947
 Federated Pennsylvania Intermediate Municipal Trust

Shares redeemed                                                 (1,334,681)        (16,041,400)      (3,391,170)       (40,368,961)
 NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS              332,200       $   3,990,653        1,503,215      $  17,401,093


                                                                      Six Months Ended                        Year Ended
                                                                      February 28, 1999                     August 31, 1998

Class B Shares:                                                   Shares             Amount           Shares             Amount
Shares sold                                                        938,534       $  11,282,582        1,964,044      $  23,421,346
Shares issued to shareholders in payment of distributions           54,667             653,973           43,929            523,112

 declared

Shares redeemed                                                   (151,887)         (1,822,783)        (147,500)        (1,759,886)
 NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS              841,314       $  10,113,772        1,860,473      $  22,184,572
 NET CHANGE RESULTING FROM SHARE TRANSACTIONS                    1,173,514       $  14,104,425        3,363,688      $  39,585,665

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fee

Federated Investment Management Company (formerly, Federated Advisers), the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A and Class B shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.


Share Class Name                                 Percentage of
                                               Average Daily Net

                                                Assets of Class

Class A Shares                                      0.40%
Class B Shares                                      0.75%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

  Class A did not incur a distribution services fee for the period ended February 28, 1999, and has no present intention of paying or accruing a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of- pocket expenses.

Interfund Transactions

During the period ended February 28, 1999, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act and amounted to $34,772,450 and $32,465,000, respectively.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities for the period ended February 28, 1999, were as follows:


Purchases                                             $29,471,706
Sales                                                 $14,287,325


CONCENTRATION OF CREDIT RISK

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at February 28, 1999, 53.5% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The value of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 17.2% of total investments.

YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

WILLIAM J. COPELAND

J. CHRISTOPHER DONAHUE

JAMES E. DOWD, ESQ.

LAWRENCE D. ELLIS, M.D.

EDWARD L. FLAHERTY, JR., ESQ.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

WESLEY W. POSVAR

MARJORIE P. SMUTS

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

WILLIAM D. DAWSON III

Chief Investment Officer

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President, Treasurer, and Secretary

J. SCOTT ALBRECHT

Vice President

RICHARD J. THOMAS

Treasurer

NICHOLAS J. SEITANAKIS

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.

  This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

Notes

Notes

Notes

[FEDERATED LOGO]

Federated Pennsylvania Municipal Income Fund
Federated Investors Funds
5800 Corporate Drive

Pittsburgh, PA 15237-7000

1-800-341-7400

www.federatedinvestors.com

Federated Securities Corp., Distributor

Cusip 625922505
Cusip 625922836

2032304 (4/99)

Federated is a registered mark
of Federated Investors, Inc.
1999 (C) Federated Investors, Inc.

[RECYCLED LOGO]

[FEDERATED LOGO]

World-Class Investment Manager

Federated
Pennsylvania
Municipal
Income Fund

SEMI-ANNUAL REPORT
TO SHAREHOLDERS

FEBRUARY 28, 1999